                         [WALDEN ASSET MANAGEMENT LOGO]

                             WALDEN ASSET MANAGEMENT
               A Division of United States Trust Company of Boston











                      WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
                   WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND






                                                                   Annual Report
                                                                  March 31, 2001





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[WALDEN ASSET MANAGEMENT LOGO]


WALDEN ASSET MANAGEMENT
A Division of United States Trust Company of Boston

                                                                  ANNUAL REPORT
TABLE OF CONTENTS                                                March 31, 2001
--------------------------------------------------------------------------------

Social Research and Action Update ......................................    1

Walden/BBT Domestic Social Index Fund
   Market and Performance Review .......................................    3
   Investment Performance ..............................................    4
   Schedule of Portfolio Investments ...................................    5
   Financial Statements ................................................   10
   Financial Highlights ................................................   12


Walden/BBT International Social Index Fund
   Market and Performance Review .......................................   13
   Investment Performance ..............................................   14
   Schedule of Portfolio Investments ...................................   15
   Financial Statements ................................................   22
   Financial Highlights ................................................   24

Notes to Financial Statements ..........................................   25

Report of Independent Public Accountants ...............................   28


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                                                        WALDEN ASSET MANAGEMENT
SOCIAL RESEARCH AND ACTION UPDATE                                March 31, 2001
--------------------------------------------------------------------------------

No matter how one measures success in achieving the social goals that are integral to socially responsive investing (SRI), the year 2000 proved to be a landmark year for Walden Asset Management ("Walden") and laid the groundwork for an equally promising 2001.

Walden tackled more social and environmental issues with more domestic and international companies than ever in our history. All told, we engaged nearly one hundred companies in various discussions about recycling, mercury pollution, climate change, genetically engineered food, predatory lending, equal employment opportunity, union relations, labor standards, use of Native American images, executive compensation and more.

We also filed 32 social issue shareholder resolutions for the 2001 proxy season, more than doubling our filings from the previous year. Walden has led negotiations in fifteen of the resolutions, and has lent our voice and shareholder leverage to the primary proponents of the additional resolutions that we co-filed. This year is also notable in that Walden empowered a record number of clients to co-file resolutions in their names.

However, Walden does not make the filing of resolutions the goal or even the centerpiece of our social change initiatives. Our approach is to seek dialogue first with companies in which we invest. Resolutions result only when companies' doors are closed to constructive discussion or when we reach an impasse. Many times, Walden arrives at an agreement before moving to file resolutions. Just as frequently, we negotiate a withdrawal after filing but before company proxies are printed. These are among the most satisfying experiences even though the issues never reach the proxy ballot. Agreements typically result in companies increasing transparency on issues of concern, or changes in polices and practices. Negotiation entails compromise, but Walden understands that true change often comes incrementally.

DOMESTIC ADVOCACY

In the past year, several resolutions led by Walden have been withdrawn as a result of significant company progress:

   - AMERICAN INTERNATIONAL GROUP (AIG) was the largest financial services company in the United States not to have an explicit policy prohibiting discrimination based on sexual orientation. Walden led an investor coalition that successfully encouraged AIG to amend its policy accordingly, and subsequently withdrew our resolution on this issue.

   - Walden led three equal employment opportunity (EEO) disclosure resolutions that were withdrawn when the companies committed to EEO disclosure and accountability. We were successful at HOME DEPOt and BANK OF AMERICA after years of investor perseverance and productive dialogue, the former stemming from the mid-nineties with the eruption of widespread claims of sex discrimination and the latter targeted initially due to restructuring associated with its merger with NationsBank. We also withdrew at WorldCom, a first-time subject of a Walden EEO disclosure resolution, when it agreed to provide detailed information and continue meeting with us.

   - On the issue of genetically engineered (GE) food, Walden negotiated an agreement with TRICON GLOBAL RESTAURANTs to hold a series of meetings with senior corporate staff knowledgeable about procurement and product development, as well as a technical expert of our choosing, to explore ways to conduct a targeted feasibility study on phasing out GE ingredients in Tricon's private label brands. The company, however, maintains that GE food is safe and that it complies fully with and in many instances exceeds all USDA and FDA guidelines on food ingredients and handling. Tricon has not committed to actually conducting a feasibility study. Tricon's Taco Bell division was hurt by the GE StarLink corn crisis last fall, when engineered corn that was not approved for human consumption was discovered in Kraft's Taco Bell taco shells.

Despite major efforts, one Walden action did not reach the proxy ballot. An EEO disclosure resolution with EMC unfolded in a unique way. Despite Walden's filing and follow-up, as well as that of a co-filer, the general counsel responsible for proxy statement preparation did not have any record of our mailings when we contacted them a third time in March. Hence, as a result of human error, according to EMC, our resolution was not included in the proxy statement. This is a violation of U.S. securities laws. After being challenged about this, senior managers of EMC apologized and agreed to meet with Walden to begin a process of dialogue on its diversity policies and programs.

INTERNATIONAL ADVOCACY

Engaging in a meaningful exchange with companies on social and environmental concerns is indeed an accomplishment when it comes to international shareholder advocacy. At Walden, the increasing rate and depth of response to our inquiries provides ample encouragement that our voice is being heard. Using well-honed domestic shareholder advocacy tools of proxy voting, dialogue, and shareholder resolutions, U.S. investors can help raise the corporate responsibility bar internationally. Below are examples of this work.

INDIGENOUS RIGHTS AND THE ENVIRONMENT

Walden wrote recently to REPSOl YPF SA, a major Spanish oil company, to express concern about the company's oi2 exploration and production in Ecuador. Concerned that Repsol's Amazon operations are harmful to the environment and to the Huaorani, an indigenous people, we asked the company about its policies vis-a-vis relationships with the Huaorani and other indigenous peoples and its commitment to preserving environmentally fragile ecosystems. The company responded that it works closely with the Huaorani, meeting with groups monthly, and has provided

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                                                        WALDEN ASSET MANAGEMENT
SOCIAL RESEARCH AND ACTION UPDATE (CONT.)                        March 31, 2001
--------------------------------------------------------------------------------

employment opportunities and a community development program, as well as funding and resources under a plan for emergencies. Repsol said its environmental protection measures include 1) obtaining ISO 14001 certification, which commits them to random verification checks, and 2) developing an environmental management plan for each project.

We were joined by approximately 50 Walden clients who co-filed a shareholder proposal urging BP Amoco to assess thoroughly the social and environmental implications of drilling in the Arctic National Wildlife Refuge (ANWR). Walden is a lead partner in an international shareholder effort of nearly 150 co-filers to protect this environmentally sensitive national treasure. However, in its response to the resolution, BP AMOCO contended that Walden clients and other U.S. owners of American Depository Receipts (ADRs) do not have the same rights to file shareholder resolutions as investors holding common stock. Subsequently, the BP shareholder coalition re-filed the resolution in early March, this time using common shares. Unfortunately, BP Amoco used technical grounds to reject this resolution as well. Nonetheless, Walden attended the company's AGM in the United Kingdom in April, and asked BP management how it intends to improve the proxy process for U.S. investors. Walden is coordinating reforms to the resolution process, as well as our concerns about drilling in ANWR.

LABOR RELATIONS AND CORPORATE GOVERNANCE

RIO TINTO PLC, one of the world's largest mining companies, has been a target since 1998 of a global corporate campaign led by the International Federation of Chemical, Energy, Mine and General Workers' Unions (ICEM) regarding its labor and environmental practices. Last May, over 20% of Rio Tinto's shareholders voted in favor of resolutions asking it to adopt a corporate code of conduct for labor issues and to improve its board independence. Rio Tinto is in few Walden portfolios due to the large negative impact mining has on the environment. However, Walden has written to the company, encouraging management to make an agreement with the ICEM regarding its labor practices code and to resolve all outstanding labor disputes. Walden also asked the company to continue to expand the number of non-executive directors on its board. Rio Tinto responded that due to its progress on labor relations, the ICEM has agreed to not initiate another shareholder resolution with the company for 2001. Rio Tinto also responded meaningfully to our concerns about its board independence.

In addition to the company dialogues and resolutions, several new research initiatives that build upon our unique position as global investors are underway at Walden. For example, we are taking a closer look at how social investors can have an impact on the issue of exploitative child labor. Focusing on the agricultural, apparel and carpet industries, Walden has sent inquiries about child labor policies and practices to a number of U.S. and foreign companies. In carrying out this work, Walden is collaborating with the Child Labor Coalition and Rugmark Foundation, the latter of which encourages the purchase of carpets certified as made without child slave labor. As part of this effort, Walden was honored to host the Boston screening of "The Carpet Slaves," an internationally acclaimed documentary about egregious child labor practices in the hand-made carpet industry in India.

Sometimes, the smallest of actions can also bear fruit. In the midst of longstanding company dialogues and shareholder resolutions, we remind ourselves that simply bringing a concern to the attention of management can induce change. Such was the case when a Walden team member was traveling in Portugal and came across an obviously discriminatory help wanted advertisement by a major U.S. corporation. This company, with an otherwise strong EEO record, was sent one letter of concern that included a copy of the advertisement. It promptly responded that it had taken corrective action--speaking directly with the country manager in Portugal and reminding all other country managers of the company's global policy. Walden also received a letter from the CEO reiterating the company's commitment to a diverse workforce. The lesson learned is that none of us should be deterred from expressing our concerns to companies. You never know when just one voice will have a significant impact.

Below is a summary of our current initiatives for the upcoming year.

WALDEN'S 2001 SHAREHOLDER ADVOCACY PROGRAM

THE ENVIRONMENT
---------------
   RECYCLING: COCA-COLA, PEPSICO
   CLIMATE CHANGE: CHEVRON, EXXON-MOBIL
   ARCTIC NATIONAL WILDLIFE REFUGE: BP AMOCO
   MERCURY POLLUTION: CVS*, LONGS DRUG STORES
   GENETICALLY MODIFIED FOODS: ALBERTSON'S, KROGER, TRICON GLOBAL RESTAURANTS* ENVIRONMENTAL DISCLOSURE: GEORGIA-PACIFIC*

DIVERSITY AND DISCRIMINATION ISSUES
-----------------------------------
   REPORT ON DIVERSITY: HOME DEPOT*, BANK OF AMERICA*, EMC, WORLDCOM* SEXUAL ORIENTATION IN NON-DISCRIMINATION POLICY: AIG*
   PREDATORY LENDING: CITIGROUP*, ASSOCIATES FIRST*, CONSECO, LEHMAN BROS.*

SWEATSHOPS/ HUMAN RIGHTS OVERSEAS
---------------------------------
   SWEATSHOP/VENDOR STANDARDS: JONES APPAREL GRP.*, NORDSTROM, SEARS
         ROEBUCK, WAL-MART
   FAIR EMPLOYMENT IN NORTHERN IRELAND: TJX COS.
   INDIGENOUS RIGHTS: OCCIDENTAL PETROLEUM
   LENDING STANDARDS IN DEVELOPING COUNTRIES: CHASE MANHATTAN

CORPORATE GOVERNANCE
--------------------
   TIE EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE: AT&T, UNOCAL, KOHL'S* FAIR POLICY FOR EMPLOYEE RETIREMENT BENEFITS: IBM

HEALTH
------
   HEALTH RISK CAUSED BY CIGARETTE FILTERS: EASTMAN CHEMICAL

*Resolution was withdrawn because company complied substantially with request.
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[WALDEN ASSET MANAGEMENT LOGO]

Walden Asset Management
A Division of United States Trust Company of Boston



                                         WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
MARKET AND PERFORMANCE REVIEW                 Manager Commentary by Geeta Aiyer
--------------------------------------------------------------------------------

The stock market environment for the quarter ended March 31, 2001, removed any doubt that we are in a bear market. The Standard & Poor's 500 Stock Index (the "S&P 500") fell by 11.85% for the quarter, while broader market indices such as the Russell 1000 Stock Index2 and Wilshire 5000 Index3 also produced negative total returns of -12.56% and -12.34%, respectively. The Walden/BBT Domestic Social Index Fund (the "Fund") had a return of -11.73% for the quarter ended March 31, 2001, in line with the larger capitalization market indices.

Technology stocks have declined sharply over the last few quarters, and have led the broader market lower. The question before investors is whether the loss of a few trillion dollars in stock market wealth coupled with the actual business downturn in the technology sector will be sufficient to throw the entire economy into recession. Economists' opinions vary. Virtually all the economic evidence since December has indicated that Gross Domestic Product (GDP) growth has slowed significantly from a year ago. Key international economies have moderated as well. The Federal Reserve Board (the "Fed") confirmed the perception of an economic slowdown, and has acted to stimulate growth by reducing interest rates on three occasions during the quarter. The cumulative 1.5 percentage point reduction in just three months is notably more than in prior periods when the Fed has sought to stimulate the economy. In order to avoid consumer alarm, Federal Reserve Chairman Alan Greenspan has appropriately highlighted the many positive long-term trends that are still in place, such as productivity gains from the increasing deployment of information technology and the continuing low rate of inflation.

Growing concern that we will experience our first economic recession in ten years led to a decline in the value of every major stock group over the past three months, including the three largest sector components, technology, financial services, and health care. Continuing a recent trend, "value" stocks outperformed "growth" stocks; both groups declined in market value, but "value" stocks went down less than their "growth" counterparts.

The top three contributors to the Fund this quarter, oddly enough, were technology stocks. Microsoft Corp added 0.51%; Dell Computer contributed 0.20%; and IBM Corp chipped in 0.18%. In general though, technology stocks were the biggest detractors from performance. Cisco Systems reduced the Fund's return by 1.40%; EMC Corp took away 0.69%; and Oracle Corp detracted 0.66%. There were a handful of big holdings from other sectors too, that had an adverse effect on performance. These included Coca-Cola down 0.40%, Merck down 0.37%, and American International Group down 0.37%.+

The Fund's social guidelines both helped and hurt performance. Stocks that typically do well when the economy sours--alcohol and tobacco--showed some strength in the first quarter. Anheuser-Busch gained 1.3%, while Philip Morris added 9.0%. Since these stocks are screened out by the Fund's social criteria, it did not benefit from those positive returns. On the other hand, General Electric Co., which comprised 4.1% of the S&P 500 at the end of last year, fell 12.4% during the quarter. Not owning GE helped the Fund's performance.+

We would like to take this opportunity to thank you for your continued confidence in Walden Asset Management; we look forward to providing you with superior investment management services in the months and years to come.

/s/   Geeta Aiyer

Geeta Aiyer
Portfolio Manager and President
Walden Asset Management
A division of United States Trust Company of Boston

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                                          WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
INVESTMENT PERFORMANCE                                           March 31, 2001
--------------------------------------------------------------------------------

Fund Net Asset Value:  $8.50

                                                                                                  Annualized
                                                                                          -------------------------------
                                                                             Quarter                         Since Inception
                                                                             to Date          1 Year          July 31, 1999
   WALDEN/BBT DOMESTIC SOCIAL INDEX FUND*                                   -11.73%          -22.09%            -8.72%
   Standard & Poor's 500 Stock Index                                        -11.85%          -21.67%            -6.71%
   Russell 1000 Stock Index                                                 -12.56%          -22.75%            -6.03%
   Wilshire 5000 Index(1)                                                   -12.34%          -24.77%            -6.68%
   Domini 400 Social Index(2)                                               -12.04%          -27.02%            -8.72%

*After all expenses at an annual rate of 0.75%, the adviser's expense limitation.

                                                    [GRAPH]
         Russell 1000 Stock Index   S&P 500 Stock Index       Walden/BBT Domestic Social Index Fund

7/99     10000                      10000                     10000
         9906                       9950                      9900
         9634                       9678                      9590
         10281                      10290                     10190
         10546                      10499                     10360
12/99    11181                      11118                     10793
         10724                      10559                     10342
         10695                      10359                     10081
         11670                      11373                     11023
         11280                      11031                     10672
         10989                      10804                     10402
         11269                      11071                     10652
         11082                      10898                     10512
         11902                      11574                     11083
         11349                      10963                     10472
         11213                      10917                     10442
         10187                      10056                     9640
12/00    10310                      10105                     9730
         10650                      10464                     10074
         9656                       9510                      9134
3/01     9015                       8907                      8589



The above information is not covered by the Report of Independent Public Accountants.

+ Portfolio composition is subject to change.
(1) The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data.
(2) The Domini 400 Social Index is a market capitalization weighted common stock index that measures the performance of 400 corporations that pass multiple, broad based social screens. It serves as a proxy for the universe of stocks from which social investors might choose and as a benchmark for comparison with unscreened universes.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index and the Russell 1000 Stock Index. The S&P 500 is representative of 500 widely held common stocks, and the Russell 1000 is comprised of 1,000 of the largest capitalized U.S. domiciled companies. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents a historical investment of $10,000 in the Walden/BBT Domestic Social Index Fund from July 31, 1999, to March 31, 2001, and represents the reinvestment of dividends and capital gains in the Fund.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


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SCHEDULE OF PORTFOLIO                     WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
INVESTMENTS                                                      March 31, 2001
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0%

SECURITY DESCRIPTION                       SHARES       VALUE
--------------------                       ------       -----

BASIC MATERIALS - 3.7%
Air Products & Chemical, Inc............       800    $30,720
Alcan Aluminum Ltd......................     1,700     61,200
Alcoa, Inc..............................     2,524     90,738
Allegheny Technologies, Inc.............       350      6,094
Archer-Daniels-Midland Co...............     2,474     32,533
Avery Dennison Corp.....................       300     15,606
Barrick Gold Corp.......................     1,100     15,719
Bemis Co................................       200      6,618
Boise Cascade Corp......................       100      3,140
Corning, Inc............................     2,400     49,656
Donaldson Co., Inc......................       600     16,014
Dow Chemical Co.........................     3,044     96,099
Du Pont (E.I.) de Nemours...............     3,169    128,978
Eastman Chemical Co.....................       300     14,766
Ecolab, Inc.............................       600     25,452
Engelhard Corp..........................       600     15,516
Georgia-Pacific Corp. (Timber Group)....       100      2,870
Georgia-Pacific Group...................       658     19,345
Great Lakes Chemical Corp...............       200      6,148
Hercules, Inc...........................       200      2,598
IMC Global, Inc.........................       100      1,230
Inco Ltd.(b) ...........................       500      7,415
International Paper Co..................     1,512     54,553
Martin Marietta Materials...............       100      4,270
Mead Corp...............................       400     10,036
Millipore Corp..........................       100      4,626
Newmont Mining Corp.....................       200      3,224
Nucor Corp..............................       200      8,014
Omnova Solutions, Inc...................       200      1,328
Pactiv Corp.(b) ........................       700      8,477
Phelps Dodge Corp.......................       236      9,482
Placer Dome, Inc........................       200      1,730
PPG Industries, Inc.....................       600     27,654
Praxair, Inc............................       600     26,790
Rohm & Hass Co..........................       600     18,486
RPM, Inc................................       300      3,060
Sealed Air Corp.(b)  ...................     1,900     63,327
Sherwin-Williams Co.....................       600     15,288
Sigma-Aldrich...........................       400     19,150
Sonoco Products Co......................       100      2,150
Temple-Inland, Inc......................       100      4,425
USG Corp................................       300      4,584
Vulcan Materials Co. ...................       500     23,415
Westvaco Corp...........................       400      9,692
Weyerhaeuser Co.........................       600     30,474
Williamette Industries..................       400     18,400
                                                       ------
                                                    1,021,090
                                                    ---------

CAPITAL GOODS - 3.1%
Allied Waste Industries, Inc.(b)  ......       400      6,272
Caterpillar, Inc........................     1,100     48,818
Cooper Industries, Inc..................       600     20,070
Crane Co................................       400     10,420
Cummins Engine..........................       100      3,754
Danaher Corp............................       800     43,648
Deere & Co..............................       800     29,072

 COMMON STOCKS - 99.0% (CONTINUED)

SECURITY DESCRIPTION                       SHARES       VALUE
--------------------                       ------       -----

Delphi Automotive Systems Corp..........     4,500    $63,765
Dover Corp..............................     1,400     50,176
Fluor Corp. ............................       200      8,900
FMC Corp.(b) ...........................       200     14,728
Gencorp, Inc............................       200      2,124
Goodrich (B.F.) Co......................       400     15,348
Illinois Tool Works.....................     1,400     79,576
Ingersoll-Rand Co.......................       700     27,797
Molex, Inc..............................       650     22,933
Navistar International(b)  .............       300      6,840
Paccar, Inc.............................       300     13,444
Pall Corp. .............................     1,900     41,648
Parker Hannifin Corp....................       500     19,860
Pentair, Inc. ..........................       100      2,548
Pitney Bowes, Inc.......................       900     31,275
Power-One, Inc.(b) .....................       200      2,898
Tenneco Automotive, Inc.................       140        392
Thermo Electron Corp.(b)  ..............       600     13,488
Thomas & Betts Corp.....................       100      1,736
Timken Co...............................       200      3,130
Tyco International, Ltd.................     5,079    219,565
Visteon Corp. ..........................       471      7,084
Waste Management, Inc...................     1,700     41,990
                                                       ------
                                                      853,299
                                                      -------

COMMUNICATION SERVICES - 7.1%
Alltel Corp.............................       900     47,214
AT&T Corp...............................    10,032    213,682
Avaya, Inc.(b) .........................       700      9,100
Bellsouth Corp..........................     5,100    208,692
CenturyTel, Inc.........................       200      5,750
Interpublic Group Cos., Inc.............       800     27,480
JDS Uniphase Corp.(b) ..................     3,300     60,844
Lucent Technologies, Inc................     9,400     93,718
Nextel Communications, Inc.(b)  ........     1,800     25,875
Nortel Networks Corp....................     8,500    119,425
Qwest Communications International,
   Inc.(b)..............................     4,475    156,849
SBC Communications, Inc.................     9,116    406,846
Sprint Corp.............................     2,200     48,378
Sprint Corp. PCS(b) ....................     2,200     41,800
Verizon Communications..................     7,200    354,960
Vodafone Group PLC, ADR.................       400     10,860
WorldCom, Inc.(b) ......................     7,350    137,353
                                                      -------
                                                    1,968,826
                                                    ---------

CONSUMER CYCLICALS - 9.0%
Autozone, Inc.(b)  .....................       400     11,208
Bed Bath & Beyond, Inc.(b) .............       700     17,194
Best Buy Co., Inc.(b)  .................       500     17,980
Black & Decker Corp.....................       200      7,350
Carnival Corp...........................     1,500     41,505
Centex Corp.............................       100      4,165
Circuit City Stores, Inc. ..............       400      4,240
Convergys Corp.(b) .....................       300     10,821
Cooper Tire & Rubber....................       200      2,270
Costco Wholesale Corp.(b)  .............     1,200     47,100
Dana Corp...............................       500      8,590

                                   Continued

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SCHEDULE OF PORTFOLIO INVESTMENTS          WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
                                                                  March 31, 2001
--------------------------------------------------------------------------------

 COMMON STOCKS - 99.0% (CONTINUED)
SECURITY DESCRIPTION                        SHARES      VALUE
--------------------                        ------      -----

Dollar General Corp.....................       750    $15,330
Dow Jones & Co., Inc....................       200     10,470
Eaton Corp..............................       200     13,700
Emerson Electric Co.....................     1,100     68,200
Equifax, Inc............................       200      6,250
Federated Department Stores(b)  ........       500     20,775
Ford Motor Co...........................     4,900    137,788
Gannett Co., Inc........................       900     53,748
Gap, Inc................................     2,100     49,812
General Motors Corp.....................     1,800     93,330
Genuine Parts Co........................       800     20,728
Goodyear Tire & Rubber Co...............       400      9,540
Harcourt General, Inc. .................       300     16,701
Harley-Davidson, Inc. ..................     1,100     41,745
Hasbro, Inc.............................       200      2,580
Home Depot, Inc.........................     6,100    262,910
J.C. Penney Co..........................       500      7,995
Johnson Controls, Inc...................     1,100     68,706
K Mart Corp.(b)  .......................     1,300     12,220
Knight Ridder, Inc......................       300     16,113
Kohl's Corp.(b)  .......................       900     55,521
Lear Corp.(b)  .........................       100      2,930
Leggett & Platt, Inc....................       300      5,769
Limited, Inc............................       900     14,148
Liz Claiborne, Inc......................       200      9,410
Lowe's Cos..............................     1,000     58,450
Marriott International, Inc.............       700     28,826
Masco Corp..............................     1,200     28,968
Mattel, Inc.............................       900     15,966
May Department Stores Co................     1,100     39,028
Maytag Corp.............................       100      3,225
McGraw-Hill Cos., Inc...................       600     35,790
New York Times Co.......................       400     16,388
Newell Rubbermaid, Inc..................       800     21,200
Nike, Inc...............................       700     28,385
Nordstrom, Inc..........................       200      3,256
Office Depot, Inc.(b) ..................       500      4,375
Omnicom Group...........................       500     41,440
Paychex, Inc............................     1,050     38,916
RadioShack Corp.........................       500     18,345
Sabre Holdings, Inc.(b)  ...............       361     16,667
Sears, Roebuck & Co.....................       900     31,743
Snap-On, Inc............................       200      5,824
Stanley Works...........................       300      9,885
Staples, Inc.(b)  ......................     1,100     16,363
Starbucks Corp.(b) .....................       500     21,219
Target Corp.............................     2,400     86,592
Tiffany & Co. ..........................       100      2,725
TJX Cos., Inc...........................       900     28,800
Toys 'R Us, Inc.(b)  ...................       900     22,590
Tribune Co..............................       690     28,111
Tupperware Corp.........................       200      4,772
VF Corp.................................       300     10,500
Wal-Mart Stores, Inc....................    12,100    611,049
Whirlpool Corp..........................       200      9,998
                                                        -----
                                                    2,478,238
                                                    ---------

 COMMON STOCKS - 99.0% (CONTINUED)
SECURITY DESCRIPTION                       SHARES       VALUE
--------------------                       ------       -----

CONSUMER PRODUCTS - 0.1%
Cintas Corp.............................       400    $15,768
Reebok International Ltd.(b) ...........       400      9,944
                                                        -----
                                                       25,712
                                                       ------

CONSUMER STAPLES - 10.0%
Alberto-Culver Co.......................       200      7,932
Albertson's, Inc........................     1,000     31,820
Avon Products...........................       700     27,993
Ball Corp...............................       200      9,174
Campbell Soup Co........................     1,300     38,831
Cendant Corp.(b) .......................     2,100     30,639
Clear Channel Communications(b)  .......     1,800     98,010
Clorox Co...............................       700     22,015
Coca Cola Enterprises...................     1,000     17,780
Coca-Cola Co............................     6,700    302,571
Colgate-Palmolive Co....................     1,700     93,942
Comcast Corp.(b)  ......................     2,500    104,844
ConAgra Foods, Inc......................     1,300     23,712
CVS Corp................................     1,100     64,339
Darden Restaurants, Inc.................       300      7,125
Deluxe Corp.............................       200      4,734
Energizer Holdings, Inc.(b) ............       233      5,825
Estee Lauder Cos., Inc., Class A........       100      3,642
Fox Entertainment Group, Inc.(b) .......       100      1,960
General Mills, Inc......................     1,000     43,010
Gillette Co.............................     2,900     90,393
Grainger (W.W.), Inc....................       400     13,540
H.J. Heinz Co...........................     1,000     40,200
Hershey Foods Corp......................       400     27,728
International Flavors & Fragrances......       300      6,618
Kellogg Co..............................     1,000     27,030
Kimberly-Clark Corp.....................     1,500    101,745
Kroger Co.(b) ..........................     2,300     59,317
McDonald's Corp.........................     3,800    100,890
Pepsico, Inc............................     4,100    180,195
Procter & Gamble Co.....................     3,600    225,360
Quaker Oats Co..........................       400     38,820
R.R. Donnelley & Sons Co................       500     13,110
Ralston Purina Group....................       700     21,805
Safeway, Inc.(b)  ......................     1,300     71,695
Sara Lee Corp...........................     2,200     47,476
Servicemaster Co........................       100      1,123
Supervalu, Inc..........................       300      3,999
Sysco Corp..............................     2,000     53,020
Tricon Global Restaurants, Inc.(b)  ....       300     11,457
Unilever NV, ADR........................     2,000    105,280
USA Networks, Inc.(b)  .................       200      4,788
Viacom, Inc.(b)  .......................     6,068    266,810
Walgreen Co.............................     2,900    118,320
Walt Disney Co..........................     5,800    165,880
Wendy's International, Inc. ............       200      4,464
William Wrigley, Jr. Co.................       600     28,950
Winn-Dixie Stores, Inc..................       300      8,511
                                                        -----
                                                    2,778,422
                                                    ---------

                                    Continued

-------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS          WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
                                                                  March 31, 2001
--------------------------------------------------------------------------------

COMMON STOCKS - 99.0% (CONTINUED)
SECURITY DESCRIPTION                        SHARES      VALUE
--------------------                        ------       -----

ENERGY - 8.6%
AES Corp.(b)  ..........................     1,400    $69,944
Amerada Hess Corp.......................       200     15,624
Anadarko Petroleum Corp.................       718     45,076
Apache Corp.............................       300     17,283
Ashland, Inc............................     2,600     99,840
Baker Hughes, Inc.......................       900     32,679
Burlington Resources, Inc...............       600     26,850
Calpine Corp.(b) .......................       700     38,549
Chevron Corp............................     1,900    166,820
Conoco, Inc.............................     1,600     45,200
Devon Energy Corp.......................       389     22,640
Dynegy, Inc.............................       900     45,909
El Paso Corp............................     1,761    114,993
EOG Resources, Inc......................       300     12,369
Exxon Mobil Corp........................     9,604    777,924
Kerr-McGee Corp.........................       200     12,980
Keyspan Corp............................       400     15,252
Kinder Morgan Inc.......................       300     15,960
Massey Energy Co........................       200      4,784
Nabors Industries, Inc.(b) .............       400     20,736
Noble Drilling Corp.(b) ................       300     13,848
Occidental Petroleum Corp...............     1,100     27,225
Phillips Petroleum Co...................       700     38,535
Royal Dutch Petroleum Co., ADR..........     6,900    382,536
Schlumberger Ltd........................     1,600     92,176
Texaco, Inc.............................     2,000    132,800
Tosco Corp. ............................       300     12,828
Transocean Sedco Forex, Inc.............       871     37,758
Unocal..................................       700     24,199
USX-Marathon Group, Inc.................     1,000     26,950
                                                       ------
                                                    2,390,267
                                                    ---------

FINANCIAL SERVICES - 19.0%
Aegon NV................................       203      5,936
AFLAC, Inc. ............................     2,000     55,080
Allstate Corp...........................     1,900     79,686
AMB Property Corp.......................     4,600    113,160
Ambac Financial Group, Inc. ............       300     19,029
American Express Co.....................     4,200    173,460
American General Corp...................     1,400     53,550
American International Group............     6,150    495,075
AmSouth Bancorporation..................       487      8,186
AON Corp................................       700     24,850
Archstone Communities Trust.............       200      4,920
Bank of America Corp....................     4,500    246,375
Bank of New York Co., Inc...............     2,000     98,480
Bank One Corp...........................     3,000    108,540
BB&T Corp...............................     1,000     35,170
Bear Stearns Cos., Inc..................       315     14,408
Capital One Financial Corp..............       500     27,750
CarrAmerica Realty Corp.................       100      2,853
Charles Schwab Corp.....................     3,650     56,283
Charter One Financial, Inc. ............       500     14,150
Chubb Corp..............................       500     36,220
Cigna Corp..............................       500     53,680
Cincinnati Financial Corp...............       400     15,175

 COMMON STOCKS - 99.0% (CONTINUED)
SECURITY DESCRIPTION                        SHARES      VALUE
--------------------                        ------      -----

CIT Group, Inc..........................     2,600    $75,088
Citigroup, Inc..........................    13,459    605,385
Comerica, Inc...........................       400     24,600
Conseco, Inc............................       600      9,660
Countrywide Credit Industries., Inc.....       300     14,805
Crescent Real Estate Equities Co........       100      2,270
Dun & Bradstreet Corp.(b) ..............       200      4,712
Equity Office Properties Trust..........       200      5,600
Equity Residential Properties Trust.....       300     15,609
Fannie Mae..............................     2,800    222,880
Federal Home Loan Mortgage Corp.........     1,900    123,177
Fifth Third Bancorp.....................     1,150     61,453
First Union Corp........................     2,400     79,200
Fleet Boston Financial Corp.............     2,855    107,776
Franklin Resources, Inc.................       700     27,377
Golden West Financial Corp..............       400     25,960
H&R Block, Inc..........................       300     15,018
Hartford Financial Services.............       600     35,400
Highwoods Properties, Inc...............       100      2,465
Host Marriott Corp......................       300      3,504
Household International, Inc............     1,400     82,936
Huntington Bancshares...................       160      2,280
J.P. Morgan Chase & Co..................     5,180    232,582
Jefferson-Pilot Corp. ..................       300     20,367
Keycorp.................................     1,100     28,380
Lehman Brothers Holding, Inc............       700     43,890
Lincoln National Corp...................       500     21,235
Marsh & McLennan Cos....................       700     66,521
MBIA, Inc...............................       300     24,204
MBNA Corp...............................     2,300     76,130
Mellon Financial Corp...................     1,400     56,728
Merrill Lynch & Co......................     3,000    166,200
MetLife, Inc............................     1,900     57,095
MGIC Investment Corp....................       300     20,526
Moody's Corp............................       400     11,024
Morgan Stanley Dean Witter & Co.........     2,900    155,150
National City Corp......................     1,700     45,475
Northern Trust Corp.....................       600     37,500
Old Kent Financial Corp. ...............       400     15,200
PNC Financial Services Group............       900     60,975
Progressive Corp........................       200     19,410
Providian Financial Corp................       800     39,240
Regions Financial Corp..................       600     17,063
Robert Half International, Inc.(b) .....       600     13,410
Safeco Corp.............................       200      5,638
Saint Paul Cos..........................       600     26,430
Simon Property Group, Inc...............       400     10,240
SouthTrust Corp. .......................       500     22,875
State Street Corp.......................       400     37,360
Stilwell Financial, Inc. ...............       500     13,410
Suntrust Banks, Inc.....................       700     45,360
Synovus Financial Corp..................       700     18,900
T. Rowe Price Associates................       300      9,394
Torchmark Corp..........................       400     15,532
U.S. Bancorp............................     4,839    112,265
UBS AG..................................       135     19,440
Union Planters Corp.....................       400     15,396

                                   Continued

--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS          WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
                                                                  March 31, 2001
--------------------------------------------------------------------------------

 COMMON STOCKS - 99.0% (CONTINUED)
SECURITY DESCRIPTION                        SHARES      VALUE
--------------------                        ------      -----

UnumProvident Corp......................       500    $14,610
USA Education, Inc......................       400     29,060
Wachovia Corp...........................       500     30,125
Washington Mutual, Inc..................     1,500     82,125
Wells Fargo & Co........................     4,900    242,403
                                                      -------
                                                    5,268,039
                                                    ---------

HEALTH CARE - 14.3%
Abbott Labs.............................     4,300    202,917
Aetna Inc.(b) ..........................       400     14,368
Allergan, Inc...........................       400     29,660
Alza Corp.(b)  .........................       600     24,300
American Home Products Corp.............     3,600    211,500
Amgen, Inc.(b)  ........................     2,700    162,506
Apogent Technologies, Inc.(b) ..........       200      4,048
Bausch & Lomb, Inc......................       200      9,132
Baxter International, Inc...............       900     84,726
Becton, Dickinson & Co..................       800     28,256
Biogen, Inc.(b)  .......................       300     18,994
Biomet, Inc.............................       550     21,665
Boston Scientific Corp.(b)  ............     1,000     20,180
Bristol-Myers Squibb Co.................     6,100    362,340
C.R. Bard, Inc..........................       200      9,080
Cardinal Health, Inc....................       800     77,400
Chiron Corp.(b) ........................       400     17,550
Eli Lilly & Co..........................     3,000    229,980
Forest Laboratories, Inc., Class A(b) ..       400     23,696
Guidant Corp.(b)  ......................       800     35,992
HCA-The Healthcare Co...................     1,500     60,405
Health Management Associates, Inc.(b)  .       100      1,555
Healthsouth Corp.(b)  ..................     1,100     14,179
IMS Health, Inc.........................       600     14,940
Johnson & Johnson.......................     3,800    332,386
King Pharmaceuticals, Inc.(b) ..........       400     16,300
Manor Care, Inc.(b) ....................       500     10,200
McKesson HBOC, Inc......................       700     18,725
MedImmune, Inc.(b) .....................       500     17,938
Medtronic, Inc..........................     3,300    150,942
Merck & Co., Inc........................     6,100    462,990
Pfizer, Inc.............................    16,975    695,126
Pharmacia Corp..........................     3,347    168,588
St. Jude Medical, Inc.(b)  .............       200     10,770
Schering-Plough Corp....................     4,700    171,691
Stryker Corp............................       500     26,125
Sybron Dental Specialties, Inc.(b) .....        66      1,386
Tenet Healthcare Corp.(b) ..............     1,000     44,000
UnitedHealth Group, Inc.................     1,000     59,260
Watson Pharmaceutical, Inc.(b) .........       200     10,520
Wellpoint Health Networks, Inc.(b)  ....       700     66,717
                                                       ------
                                                    3,943,033
                                                    ---------

TECHNOLOGY - 19.6%
3Com Corp.(b)  .........................       100        572
Adaptec, Inc.(b)  ......................       200      1,734
ADC Telecommunications, Inc.(b)  .......     1,900     16,150
Adobe Systems, Inc......................       600     20,982
Advanced Micro Devices, Inc.(b)  .......       800     21,232

 COMMON STOCKS - 99.0% (CONTINUED)
SECURITY DESCRIPTION                        SHARES      VALUE
--------------------                        ------      -----

Agilent Technologies, Inc.(b) ..........     1,215    $37,337
Altera Corp.(b) ........................     1,000     21,438
American Power Conversion Corp.(b) .....       500      6,445
Analog Devices, Inc.(b)  ...............     1,000     36,240
Andrew Corp.(b)  .......................       100      1,438
AOL Time Warner Inc.(b) ................    11,500    461,725
Apple Computer, Inc.(b)  ...............       800     17,656
Applera Corp.-Applied Biosystems Group..       600     16,650
Applied Materials, Inc.(b)  ............     2,100     91,350
Applied Micro Circuits Corp.(b) ........       800     13,200
Automatic Data Processing...............     1,700     92,446
BMC Software, Inc.(b)  .................       500     10,750
Broadcom Corp.(b) ......................       600     17,340
Cabletron Systems(b)  ..................       400      5,160
Cisco Systems, Inc.(b)  ................    19,200    303,600
Citrix Systems, Inc.(b)  ...............       400      8,450
Compaq Computer Corp....................     5,200     94,640
Computer Associates International, Inc..     1,400     38,080
Compuware Corp.(b)  ....................       500      4,875
Comverse Technology, Inc.(b)  ..........       500     29,445
Conexant Systems, Inc.(b)  .............       500      4,469
Dell Computer Corp.(b)  ................     7,000    179,813
Eastman Kodak Co........................       900     35,901
Electronic Data Systems.................     1,200     67,032
EMC Corp.(b)  ..........................     5,800    170,520
First Data Corp.........................     1,200     71,652
Gateway, Inc.(b)  ......................       800     13,448
Hewlett-Packard Co......................     5,200    162,604
IBM Corp................................     5,000    480,899
Intel Corp..............................    18,000    473,624
Intuit, Inc.(b) ........................       500     13,875
Jabil Circuit, Inc......................       600     12,972
KLA-Tencor Corp.(b)  ...................       400     15,750
Lexmark International Group, Inc.(b)  ..       300     13,656
Linear Technology Corp. ................       900     36,956
LSI Logic Corp.(b)  ....................       800     12,584
Maxim Integrated Products, Inc.(b) .....       800     33,272
Mercury Interactive Corp.(b) ...........       200      8,375
Micron Technology, Inc.(b)  ............     1,500     62,295
Microsoft Corp.(b)  ....................    14,200    776,562
Minnesota Mining & Manufacturing Co.....     2,600    270,140
Motorola, Inc...........................     5,690     81,139
National Semiconductor Corp.(b)  .......       400     10,700
NCR Corp.(b)  ..........................       100      3,903
Network Appliance, Inc.(b)  ............       800     13,450
Novell, Inc.(b)  .......................       500      2,500
Novellus Systems, Inc.(b) ..............       300     12,169
Oracle Corp.(b)  .......................    16,500    247,170
Palm, Inc.(b) ..........................     1,434     12,055
Parametric Technology Corp.(b)  ........       500      4,531
Peoplesoft, Inc.(b)  ...................       700     16,406
QLogic Corp.(b) ........................       200      4,500
Qualcomm, Inc.(b)  .....................     2,100    118,913
Sanmina Corp.(b)  ......................       800     15,650
Sapient Corp.(b) .......................       300      2,156
Scientific-Atlanta, Inc.................       400     16,636
Seagate Technology, Inc.................       600          0

                                   Continued

-------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS          WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
                                                                  March 31, 2001
--------------------------------------------------------------------------------

 COMMON STOCKS - 99.0% (CONTINUED)
SECURITY DESCRIPTION                        SHARES      VALUE
--------------------                        ------      -----

Siebel Systems, Inc.(b) ................     1,100    $29,920
Solectron Corp.(b)  ....................     2,500     47,525
Sun Microsystems, Inc.(b)  .............     8,600    132,182
Symbol Technologies, Inc................       400     13,960
Tektronix, Inc.(b)  ....................       200      5,458
Tellabs, Inc.(b)  ......................     1,000     40,688
Teradyne, Inc.(b)  .....................       400     13,200
Texas Instruments, Inc..................     4,500    139,410
Unisys Corp.(b).........................       800     11,200
Univision Communications, Inc.(b) ......       500     19,080
Veritas Software Corp.(b) ..............     1,167     53,962
Vitesse Semiconductor Corp.(b) .........       400      9,525
Xerox Corp..............................     1,800     10,782
Xilinx, Inc.(b)  .......................       800     28,100
Yahoo, Inc.(b)  ........................     1,400     22,050
                                                       ------
                                                    5,424,254
                                                    ---------

TRANSPORTATION - 0.9%
AMR Corp.(b)  ..........................       500     17,560
Burlington Northern Santa Fe Corp.......     1,300     39,494
CSX Corp................................       500     16,850
Delta Air Lines, Inc....................       400     15,800
FedEx Corp.(b)  ........................     1,000     41,680
Norfolk Southern Corp...................       900     15,066
Northwest Airlines Corp., Class A(b) ...       100      2,263
Southwest Airlines......................     2,100     37,275
U.S. Airways Group, Inc.(b)  ...........       100      3,545
Union Pacific Corp......................       700     39,375
United Parcel Service, Inc..............       200     11,380
                                                       ------
                                                      240,288
                                                      -------

UTILITIES - 3.6%
Allegheny Energy, Inc...................       300     13,878
Ameren Corp.............................       400     16,380
American Electric Power.................       920     43,240
American Water Works, Inc...............       200      6,450
Cinergy Corp............................       400     13,420
CMS Energy Corp.........................       200      5,918
Consolidated Edison, Inc................       700     25,970
Constellation Energy Group, Inc.........       400     17,640
Dominion Resources, Inc.................       600     38,682
DQE, Inc................................       100      2,915
DTE Energy Co...........................       400     15,920
Duke Energy Corp........................     2,200     94,028
Edison International....................       800     10,112
Enron Corp..............................     2,000    116,200
Entergy Corp............................       600     22,800
Exelon Corp.............................     1,300     85,280
First Energy Corp.......................       700     19,544
Florida Power & Light Group, Inc........       600     36,780
General Public Utilities, Inc...........       300      9,747
Global Crossing Ltd.(b)  ...............     2,120     28,599
Niagara Mohawk Holdings, Inc.(b)  ......       500      8,450
Nisource Incorporation..................       456     14,191
PG&E Corp...............................     1,300     16,185

 COMMON STOCKS - 99.0% (CONTINUED)
SECURITY DESCRIPTION                       SHARES       VALUE
--------------------                       ------       -----

Pinnacle West Capital Corp..............       300    $13,761
PPL Corp................................       400     17,584
Progress Energy, Inc....................       600     25,842
Public Service Enterprise Group.........       700     30,212
Reliant Energy, Inc.....................     1,000     45,250
Southern Co.............................     2,100     73,689
TXU Corp................................       700     28,924
Williams Cos., Inc......................     1,300     55,705
Xcel Energy, Inc........................     1,355     40,799
                                                       ------
                                                      994,095
                                                   ----------
TOTAL COMMON STOCKS (COST $31,964,231)..           27,385,563
                                                   ----------

 INVESTMENT COMPANIES - 1.0%
Valiant U.S. Treasury Money
   Market Portfolio  ...................   278,291    278,291
                                                      -------

TOTAL INVESTMENT
COMPANIES (COST $278,291)...............              278,291
                                                      -------

TOTAL INVESTMENTS (Cost $32,242,522) (a) - 100.0%  27,663,854
LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%          (4,313)
                                                      -------
NET ASSETS - 100.0%.....................          $27,659,541
                                                  ===========





--------------------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $58,151. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:
         Unrealized appreciation        2,275,037
         Unrealized depreciation      (6,911,856)
                                     ------------
         Net unrealized depreciation $(4,636,819)
                                     ============

(b) Non-income producing security.

ADR - American Depositary Receipt
AG - Aktiengesellschaft (West German stock company)
NV - Naamloze Vennootschaa (Dutch Corp.)
PLC - Public Limited Company



                        See Notes to Financial Statements


--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                       WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

ASSETS:
Investments, at value (cost $32,242,522).........               $27,663,854
Dividends receivable.............................                    22,178
Prepaid expenses ................................                     3,515
                                                                -----------
     TOTAL ASSETS................................                27,689,547

LIABILITIES:
Accrued expenses and other liabilities:
   Investment adviser............................     $6,390
   Administration ...............................        339
   Other.........................................     23,277
     TOTAL LIABILITIES...........................     ------         30,006
                                                                -----------

NET ASSETS.......................................               $27,659,541
                                                                ===========

COMPOSITION OF NET ASSETS:
Capital..........................................               $32,483,510
Accumulated net investment income................                    39,984
Dividends in excess of accumulated realized
   gains and accumulated net realized losses.....                 (285,285)
Unrealized depreciation from investments.........               (4,578,668)
                                                                -----------
NET ASSETS.......................................               $27,659,541
                                                                ===========
Shares outstanding (par value $0.001, unlimited
   number of shares authorized)..................                 3,253,753
                                                                ===========
Net Asset Value, Offering Price and Redemption
   Price per share...............................                     $8.50
                                                                ===========


STATEMENT OF OPERATIONS
For the year ended March 31, 2001

INVESTMENT INCOME:
Dividend.........................................                   $362,964
                                                                 -----------
     TOTAL INVESTMENT INCOME.....................                    362,964

EXPENSES:
   Investment adviser............................     $149,074
   Administration ...............................       59,630
   Accounting ...................................       22,215
   Custodian ....................................        7,645
   Printing......................................       20,436
   Transfer agency...............................       21,190
   Other.........................................       28,575
                                                      --------
     Total expenses before voluntary fee
        reductions and contractual reimbursements                    308,765
     Voluntary fee reductions and contractual
        reimbursements...........................                   (85,340)
                                                                 -----------
     NET EXPENSES................................                    223,425
                                                                 -----------

NET INVESTMENT INCOME ...........................                    139,539
                                                                 -----------

NET REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from investment transactions                   (269,530)
Change in unrealized appreciation/depreciation
   from investments..............................                (7,097,431)
                                                                ------------
Net realized/unrealized losses from investments                  (7,366,961)
                                                                ------------
CHANGE IN NET ASSETS FROM OPERATIONS.............               ($7,227,422)
                                                                ============

                       See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                      WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              For the period
                                                                                      For the year ended     July 31, 1999 to
                                                                                        March 31, 2001      March 31, 2000 (a)
                                                                                        --------------      ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ..............................................................      $139,539             $103,664
   Net realized gains/(losses) from investment transactions............................     (269,530)               84,722
   Change in unrealized appreciation/depreciation from investments.....................   (7,097,431)            2,518,763
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM OPERATIONS...................................................   (7,227,422)            2,707,149
                                                                                          -----------          -----------

DIVIDENDS:
   Net investment income...............................................................     (145,853)             (55,895)
   Net realized gains from investment transactions.....................................     (101,483)              (1,925)
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS........................................     (247,336)             (57,820)
                                                                                          -----------          -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued.........................................................     8,726,627           26,505,699
   Dividends reinvested................................................................       247,205               57,816
   Cost of shares redeemed.............................................................   (3,052,377)                   --
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...................................     5,921,455           26,563,515
                                                                                          -----------          -----------
CHANGE IN NET ASSETS...................................................................   (1,553,303)           29,212,844

NET ASSETS:
   Beginning of period.................................................................    29,212,844                   --
                                                                                          -----------          -----------
   End of period (including accumulated net investment income of $39,984
     and $47,840, respectively.).......................................................   $27,659,541          $29,212,844
                                                                                          ===========          ===========

SHARE TRANSACTIONS:
   Issued..............................................................................       872,619            2,650,259
   Reinvested .........................................................................        24,895                5,543
   Redeemed............................................................................     (299,563)                   --
                                                                                          -----------          -----------
CHANGE IN SHARES.......................................................................       597,951            2,655,802
                                                                                          ===========          ===========

--------------------------------------------------------------------------------
(a) Commenced operations on July 31, 1999.


                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                       WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

                                                                                                                For the period
                                                                                        For the year ended     July 31, 1999 to
                                                                                          March 31, 2001      March 31, 2000 (a)
                                                                                          --------------      ------------------

NET ASSET VALUE, BEGINNING OF PERIOD...................................................       $11.00                $10.00
                                                                                              ------                ------

INVESTMENT ACTIVITIES:
   Net investment income...............................................................         0.05                  0.04
   Net realized and unrealized gains/(losses) from investment transactions.............       (2.47)                  0.98
                                                                                              ------                ------
   Total from investment activities....................................................       (2.42)                  1.02
                                                                                              ------                ------

DIVIDENDS:
   Net investment income...............................................................       (0.05)                (0.02)
   Net realized gains from investment transactions.....................................       (0.03)                   --*
                                                                                              ------                ------
   Total dividends.....................................................................       (0.08)                (0.02)
                                                                                              ------                ------

NET ASSET VALUE, END OF PERIOD.........................................................        $8.50                $11.00
                                                                                              ------                ------

TOTAL RETURN...........................................................................     (22.09%)                10.23%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's).................................................      $27,660               $29,213
   Ratio of expenses to average net assets.............................................        0.75%                 0.75%(c)
   Ratio of net investment income to average net assets................................        0.47%                 0.57%(c)
   Ratio of expenses to average net assets (d).........................................        1.04%                 1.01%(c)
   Portfolio turnover..................................................................        6.82%                 8.20%





--------------------------------------------------------------------------------
*    Less than $0.005 per share.
(a)  Commenced operations on July 31, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.



                        See Notes to Financial Statements
--------------------------------------------------------------------------------

[LOGO]   WALDEN ASSET MANAGEMENT
         A Division of United States Trust Company of Boston


MARKET AND PERFORMANCE
REVIEW                             WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND(+)
                                               MANAGER COMMENTARY BY GEETA AIYER
--------------------------------------------------------------------------------

The Walden/BBT International Social Index Fund (the "Fund") declined 25.70% during the fiscal year ended March 31, 2001. This was in line with the Fund's benchmark the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, which was down 25.88%.

Concerns over the global economic slowdown preoccupied investors during the year ended. The outlook for corporate revenues and profits, especially in the technology sector, remains bleak despite the prompt and significant steps taken by central banks around the world. Therefore, the MSCI EAFE Index had its worst quarter since the third quarter of 1998, and only two developed countries, Austria and New Zealand, had positive returns. Europe lost 15.5%, dragged down by technology heavy Nordic market indices. The Pacific region did a little better, only losing 9.2%.

Every sector of the market posted losses for the quarter ended March 31, 2001, with technology (down 29%) and telecommunications (down 19%) receiving the most attention. The securities that detracted most from the Fund's performance were from the following sectors: Nokia of Finland (1.49% of net assets), down 1.12%, and Vodafone Airtouch Plc of the UK (2.34%), down 0.69%. As can be expected during a period of slowing growth, defensive sectors such as tobacco and water held up well. The best performing sector was energy, which fell only 2%, followed by the consumer discretionary sector, which declined 7.5%. The largest contributors to the Fund's performance were in the following securities: Toyota Motor Corp. (1.78%), added 0.13% to the Fund's return while BP Amoco (3.19%), contributed 0.09%.(++)

We would like to take this opportunity to thank you for your continued confidence in Walden Asset Management; we look forward to providing you with superior investment management services in the months and years to come.


/s/ Geeta Aiyer

Geeta Aiyer
Portfolio Manager and President
Walden Asset Management
A division of United States Trust Company of Boston



--------------------------------------------------------------------------------

                                      WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
INVESTMENT PERFORMANCE                                            March 31, 2001
--------------------------------------------------------------------------------

Fund Net Asset Value: $8.84

                                                                                  ANNUALIZED
                                                                         -----------------------------
                                                          QUARTER                     SINCE INCEPTION
                                                          TO DATE         1 YEAR      AUGUST 26, 1999
   WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND*            -13.08%         -25.70%          -6.77%
   MSCI EAFE Index**                                      -13.73%         -25.88%          -7.86%

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.
** Performance return is calculated from August 31, 1999.

[GRAPH]

                                         Walden/BBT
                                     Social International
               MSCI EAFE Index           Index Fund
8/99              10,000                  10,000
                  10,103                  10,400
                  10,484                  10,800
                  10,850                  11,150
12/99             11,826                  12,226
                  11,076                  11,432
                  11,377                  11,613
                  11,820                  12,035
                  11,200                  11,352
                  10,929                  11,090
                  11,359                  11,522
                  10,885                  11,020
                  10,981                  11,161
                  10,449                  10,608
                  10,204                  10,327
                  9,824                   9,955
12/00             10,175                  10,286
                  10,181                  10,337
                  9,422                   9,568
3/01              8,784                   8,941


The above information is not covered by the Report of Independent Public Accountants.

+ International investing involves increased risk and volatility.
++ Portfolio composition is subject to change.

The chart represents a historical investment of $10,000 in the Walden/BBT International Social Index Fund from August 26, 1999, to March 31, 2001, and represents the reinvestment of dividends and capital gains in the Fund.

The Walden/BBT Domestic Social Index Fund is compared to the Morgan Stanley Capital International (MSCI EAFE) Europe, Australasia and Far East Index. The MSCI EAFE Index represents the performance of stock markets in the indicated regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO
INVESTMENTS                           WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
                                                                  March 31, 2001
--------------------------------------------------------------------------------


COMMON STOCKS - 99.2%

SECURITY DESCRIPTION                                        SHARES           VALUE
--------------------                                        ------           -----
AUSTRALIA - 2.7%
Amcor Ltd. ....................................             13,500        $    36,913
AMP Ltd. ......................................              8,533             83,620
Australian Gas Light Co., Ltd. ................              3,000             15,586
Boral Ltd. ....................................             86,426             97,481
Brambles Industries Ltd. ......................              2,700             57,822
Coca-Cola Amatil Ltd. .........................             10,000             22,949
Coles Myer Ltd. ...............................              6,750             20,830
Commonwealth Bank of Australia ................              7,305            102,011
Computershare Ltd. ............................              9,926             33,781
CSL Ltd. ......................................              1,697             29,664
CSR Ltd. ......................................             22,711             57,774
Faulding (F.H.) & Company Ltd. ................              6,619             32,480
Futuris Corp. Ltd. ............................             19,811             19,927
Goodman Fielder Ltd. ..........................             16,870             10,955
Hanson PLC ....................................              2,138             12,005
James Hardie Industries, Ltd. .................              7,545             15,436
Lend Lease Corp., Ltd. ........................              6,200             37,992
National Australia Bank .......................             11,100            155,008
Pacific Dunlop Ltd. ...........................             21,600             13,289
PaperlinX Ltd. ................................              4,500              8,240
Santos Ltd. ...................................             40,970            134,430
Smith (Howard) Ltd. ...........................              6,640             27,104
Telstra Corp., Ltd. ...........................             44,766            140,328
Transurban Group (b) ..........................             11,064             22,689
Westpac Banking Corp. .........................             17,700            109,326
Woolworths Ltd. ...............................              7,851             31,817
                                                                          -----------
                                                                            1,329,457
                                                                          -----------

AUSTRIA - 0.8%
Best Water Technology AG ......................                600             22,278
Boehler-Uddeholm ..............................              1,688             62,555
EVN AG ........................................                600             17,504
Flughafen Wien AG .............................                514             17,221
Mayr-Melnhof Karton AG ........................                551             24,740
Oesterreichische Elektrizitaetswirtschafts AG .                250             27,493
OMV AG ........................................              1,582            124,470
RHI AG ........................................              1,661             32,143
Wienerberger Baustoffindustrie AG .............              2,000             40,489
                                                                          -----------
                                                                              368,893
                                                                          -----------

BELGIUM - 1.0%
Bekaert SA ....................................                600             22,564
Colruyt SA ....................................                500             19,935
D' Ieteren NV .................................                 60             11,245
Delhaize-Le Lion ..............................                800             42,151
Dolmen Computer Applications ..................                869              9,219
Fortis B ......................................              5,150            135,444
Grouep Bruxelles Lambert ......................                425            114,555
KBC Bancassurance Holding NV ..................              2,650            103,711
UCB SA ........................................              1,400             45,471
                                                                          -----------
                                                                              504,295
                                                                          -----------

DENMARK - 1.5%
Aarhus Oliefabrik A/S, Class A ................                817             17,511
Aarhus Oliefabrik A/S, Class B ................                969             21,102



COMMON STOCKS - 99.2% (CONTINUED)

SECURITY DESCRIPTION                                        SHARES           VALUE
--------------------                                        ------           -----
Bang & Olufsen Holding A/S ....................                321        $     8,738
D/S 1912 ......................................                  9             76,161
Dampskibsselkabet Svendborg ...................                  7             79,534
Danisco A/S ...................................                750             22,192
Danske Bank A/S ...............................              7,651            121,341
Group 4 Falck A/S .............................                237             24,965
ISS A/S (b) ...................................                414             22,539
Navision Damgaard A/S (b) .....................                218              5,083
NKT Holding A/S ...............................                 63              9,507
Novo-Nordisk A/S-B ............................                600            122,142
Novozymes A/S, Class B ........................                600             12,285
Radiometer A/S ................................              1,612             35,296
Tele Danmark A/S ..............................              1,400             49,129
Vestas Wind Systems A/S .......................              1,323             56,370
William Demant Holding A/S (b) ................                665             21,841
                                                                          -----------
                                                                              705,736
                                                                          -----------

FINLAND - 1.9%
Metso Oyj .....................................              1,586             14,161
Nokia Oyj .....................................             30,080            723,559
Raisio Group PLC ..............................              5,266              8,752
Sampo-Leonia Insurance Co., Class A ...........                729             34,801
Sonera Oyj ....................................              4,810             34,868
Stonesoft Oyj (b) .............................              1,060              4,311
TietoEnator Oyj, Class B ......................                630             15,316
UPM-Kymmene Oyj ...............................              2,450             69,308
Wartsila Oyj - Class A ........................              1,466             26,568
                                                                          -----------
                                                                              931,644
                                                                          -----------

FRANCE - 10.0%
Accor SA ......................................              3,883            146,061
Air Liquide ...................................              1,468            206,863
Axa ...........................................              2,639            293,720
Banque Nationale de Paris .....................              3,117            262,602
Bongrain SA ...................................                720             24,887
Cap Gemini SA .................................                907            104,236
Carrefour Supermarche .........................              5,252            286,934
Casino Guichard Perrachon .....................                800             69,909
Cie Generale D'Optique Essilor International SA                235             67,518
Club Mediterranee .............................                946             60,882
Coflexip Stena Offshore .......................                287             38,768
Compagnie Francaise d'Etudes et de
Construction Technip SA .......................                751            105,429
Compagnie Generale de Geophysique SA (b)  .....                343             20,528
Dassault Systems SA ...........................              1,109             48,039
Eridania Beghin-Say ...........................                877             76,677
France Telecom ................................              6,810            399,444
Gecina ........................................              1,059             96,334
Imerys ........................................                880             86,819
L'Oreal SA ....................................              4,886            332,161
Legrand .......................................                300             59,168
Natexis SA ....................................                220             19,643
Pinault-Printemps-Redoute .....................                989            170,490
Publicis Groupe ...............................              1,764             53,800
Sanofi-Synthelabo SA ..........................              4,929            275,387

                                   Continued
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO
INVESTMENTS                           WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
                                                                  March 31, 2001
--------------------------------------------------------------------------------

 COMMON STOCKS - 99.2% (CONTINUED)

SECURITY DESCRIPTION                                        SHARES           VALUE
--------------------                                        ------           -----
SEB SA ........................................                643        $    35,698
Sidel .........................................                825             30,070
Simco .........................................              1,130             74,572
Societe BIC SA ................................              1,040             40,325
Societe Eurafrance SA .........................                880             52,356
Societe Generale ..............................              3,108            192,330
Sodexho Alliance SA ...........................              1,880             92,988
STMicroelectronics NV .........................              6,148            214,684
Suez Lyonnaise DES Eaux .......................              1,841            271,793
Union du Credit-Bail Immobilier ...............                138             21,850
Valeo SA ......................................              1,430             64,852
Vinci SA ......................................                373             23,082
Vivendi Universal SA ..........................              7,077            430,747
                                                                          -----------
                                                                            4,851,646
                                                                          -----------

GERMANY - 7.4%
Allianz AG ....................................              1,570            458,711
Axa Colonia Konzern AG ........................                 53              4,920
Beiersdorf AG .................................              1,003            105,959
Bilfinger & Berger Bau AG .....................              3,224             51,587
Buderus AG ....................................              5,200            103,340
Continental AG ................................              6,175             91,437
Deutsche Bank AG ..............................              6,045            462,254
Deutsche Lufthansa AG .........................              8,684            163,519
Deutsche Telecom AG ...........................             19,638            463,530
Douglas Holding AG ............................                650             22,123
EM.TV & Merchandising AG ......................              1,184              5,652
Epcos AG ......................................                437             25,072
FAG Kugelfischer Georg Schaefer AG ............              7,200             47,547
Gehe AG .......................................                831             29,899
Henkel KGaA ...................................                600             33,151
Henkel KGaG-Korzug ............................                350             20,731
Herlitz AG (b) ................................              3,202             13,304
Hochtief AG ...................................                950             22,499
HypoVereinsbank ...............................              3,662            199,096
Kamps AG ......................................                496              6,139
Karstadt Quelle AG ............................              1,000             30,941
Linde AG ......................................              1,343             56,751
Merck AG ......................................              2,568             97,391
Metro AG ......................................              2,273             96,853
Muenchener Rueckversicher .....................              1,450            434,546
SAP AG ........................................                942            108,342
SAP AG-Vorzug .................................              1,219            139,554
Schering AG ...................................              2,400            116,904
SGL Carbon (b) ................................                543             17,425
Volkswagen AG .................................              3,436            157,952
WCM Beteiligungs & Grundbesi AG ...............              1,648             28,846
                                                                          -----------
                                                                            3,615,975
                                                                          -----------

HONG KONG - 2.5%
ASM Pacific Technology Ltd. ...................              6,000             10,078
Bank of East Asia, Ltd. .......................             14,000             31,504
Cathay Pacific Airways ........................             32,000             46,570
Esprit Holdings Ltd. ..........................             16,000             17,849
Hang Lung Development Co., Ltd. ...............             25,000             21,798



 COMMON STOCKS - 99.2% (CONTINUED)

SECURITY DESCRIPTION                                        SHARES           VALUE
--------------------                                        ------           -----
Hang Seng Bank ................................             13,300        $   154,334
Henderson Land Development Co. Ltd. ...........             11,000             55,995
Hong Kong & China Gas .........................             48,400             65,783
Hutchison Whampoa .............................             29,700            310,367
Johnson Electric Holdings Ltd. ................             39,000             62,008
Li & Fung Ltd. ................................             24,564             38,268
New World Development .........................             16,000             20,516
Pacific Century CyberWorks Ltd. (b) ...........             90,491             35,679
Sino Land Co., Ltd. ...........................             32,000             14,258
South China Morning Post ......................             36,000             25,850
Sun Hung Kai Properties Ltd. ..................             15,600            149,020
Swire Pacific Ltd. ............................             13,518             83,719
Television Broadcasts Ltd. ....................              3,000             16,387
The Wharf Holdings ............................             16,000             41,954
                                                                          -----------
                                                                            1,201,937
                                                                          -----------

IRELAND - 1.1%
Allied Irish Banks PLC ........................              6,700             67,996
CRH PLC .......................................              3,700             56,914
CRH PLC-Rights ................................                925              3,535
DCC PLC .......................................              2,334             21,768
Eircom PLC ....................................             12,766             27,085
Elan Corp., PLC (b) ...........................              2,462            132,766
Independent News & Media PLC ..................              9,502             21,420
IONA Technologies PLC (b) .....................                240              9,017
Irish Life & Permanent PLC ....................              3,346             36,679
Kerry Group PLC, Class A ......................              6,566             71,977
Ryanair Holdings PLC (b) ......................              4,292             38,853
Smurfit (Jefferson) Group .....................             15,300             25,564
Waterford Wedgewood PLC .......................             34,270             33,931
                                                                          -----------
                                                                              547,505
                                                                          -----------

ITALY - 5.2%
Assicurazioni Generali ........................              8,561            270,942
Autogrill SpA .................................              1,738             18,745
Autostrade SpA ................................             11,002             67,694
Banca Commerciale Italiana SpA ................                972              5,336
Banca di Roma .................................             42,022             44,541
Banca Intesa SpA ..............................             33,353            127,966
Banca Intesa SpA ..............................              6,631             16,560
Banca Popolare di Milano SpA ..................              3,500             16,523
Benetton Group SpA ............................             19,300             30,114
Beni Stabili SpA ..............................             10,855             51,244
Bulgari SpA ...................................              2,253             24,199
Danieli & Co. SpA .............................              2,772             10,243
Danieli & Co. SpA RNC .........................              4,710              9,493
Edison SpA ....................................              1,216             11,212
Enel SpA ......................................             45,731            149,582
ENI SpA .......................................             61,893            404,894
Gruppo Editorale L'Espresso SpA ...............              2,259             12,581
Italgas SpA ...................................              2,835             24,737
Mediaset SpA ..................................              8,560             79,230
Mediobanca ....................................              3,400             31,289
Mondadori (Arnoldo) Editore SpA ...............              1,594             14,430
Parmalat Finanziaria SpA ......................             16,061             22,718


                                   Continued
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO
INVESTMENTS                           WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
                                                                  March 31, 2001
--------------------------------------------------------------------------------

 COMMON STOCKS - 99.2% (CONTINUED)

SECURITY DESCRIPTION                                        SHARES           VALUE
--------------------                                        ------           -----
Pirelli SpA ...................................             16,140        $    53,363
Pirelli SpA RNC ...............................              3,977             12,657
Riunione Adriatica di Sicurta SpA .............              4,555             55,972
San Paolo-IMI SpA .............................              9,586            129,573
Seat-Pagine Gialle SpA ........................              1,800              2,163
Snia SpA ......................................              8,007             16,634
Societa Assicuratrice Industriale SpA .........                700             10,421
T.I.M. SpA ....................................             55,700            376,198
Telecom Italia SpA ............................             25,103            252,987
Telecom Italia SpA RNC ........................              6,570             35,546
Tiscali SpA (b) ...............................                603              8,177
Unicredito Italiano SpA .......................             32,894            142,489
                                                                          -----------
                                                                            2,544,639
                                                                          -----------

JAPAN - 23.7%
Acom Co., Ltd. ................................              1,000             80,836
Advantest Corp. ...............................                700             69,600
Ajinomoto Co., Inc. ...........................              6,000             62,578
Alps Electric Co. .............................              2,000             19,599
Amada Co., Ltd. ...............................              4,000             22,024
Asahi Bank Ltd. ...............................             16,000             40,474
Asahi Chemical Industry Co., Ltd. .............             16,000             69,457
Asahi Glass Co., Ltd. .........................             13,000             91,290
Asatsu-DK, Inc. ...............................                600             13,310
Bank of Tokyo-Mitsubishi Ltd. .................             30,000            268,602
Bank of Yokohama Ltd. .........................              6,000             23,221
Benesse Corp. .................................                600             21,785
Canon, Inc. ...................................              7,000            254,158
Casio Computer Co., Ltd. ......................              5,000             32,279
Central Japan Railway .........................                 14             86,246
Chugai Pharmaceutical .........................              2,000             30,355
Chuo Mitsui Trust & Banking Co., Ltd. .........              2,000              3,926
Citizen Watch Co., Ltd. .......................              4,000             29,430
Cosmo Oil Co., Ltd. ...........................             16,000             28,472
Credit Saison Co., Ltd. .......................              1,400             29,605
CSK Corp. .....................................                800             18,641
DAI Nippon Printing Co., Ltd. .................              7,000             83,788
Daiei, Inc. (b) ...............................              8,000             11,683
Daifuku Co., Ltd. .............................              1,000              5,307
Daiichi Pharmaceutical Corp. ..................              2,000             46,124
Dainippon Ink & Chemicals, Inc. ...............              7,000             18,378
Dainippon Screen Manufacturing ................              4,000             16,981
Daito Trust Construction Co., Ltd. ............              1,700             26,046
Daiwa House Industry ..........................              3,000             19,415
Daiwa Securities Group, Inc. ..................              8,000             75,777
Denso Corp. ...................................              7,000            134,062
East Japan Railway Co. ........................                 29            155,743
Eisai Co., Ltd. ...............................              2,000             49,794
Fanuc .........................................              2,000            112,835
Fuji Machine Manufacturing Co., Ltd. ..........                700             17,763
Fuji Photo Film ...............................              4,000            148,106
Fuji Soft ABC, Inc. ...........................                500             26,373
Fujikura Ltd. .................................              6,000             39,261
Fujitsu Ltd. ..................................             14,000            186,569
Gunma Bank Ltd. ...............................              9,000             38,782


 COMMON STOCKS - 99.2% (CONTINUED)

SECURITY DESCRIPTION                                        SHARES           VALUE
--------------------                                        ------           -----
Hirose Electric ...............................                400        $    36,707
Honda Motor Co., Ltd. .........................              7,000            285,998
Hoya Corp. ....................................              1,000             65,116
Isetan Co., Ltd. ..............................              2,000             22,312
Ito-Yokado Co., Ltd. ..........................              3,000            145,553
Japan Air Lines ...............................             17,000             64,302
Joyo Bank Ltd. ................................              8,000             27,387
Jusco Co., Ltd. ...............................              2,000             41,176
Kadokawa Shoten Publishing Co., Ltd. ..........                200              4,948
Kanebo Ltd. ...................................              7,000             18,098
KAO Corp. .....................................              5,000            126,082
Keihin Electric Express Railway ...............             24,000             96,333
Kinden Corp. ..................................              3,000             14,866
Kinki Nippon Railway Co., Ltd. ................              7,210             26,524
Komatsu Ltd. ..................................             10,000             45,964
Konica Corp. ..................................              6,000             36,867
Koyo Seiko Co., Ltd. ..........................              2,000              9,608
Kubota Corp. ..................................              8,000             25,727
Kuraray Co., Ltd. .............................              5,000             31,959
Kurita Water Industries .......................              1,000             11,834
Kyocera Corp. .................................              1,300            118,158
Kyowa Exeo Corp. ..............................              2,000             19,535
Marui Co., Ltd. ...............................              4,000             55,221
Matsushita Electric Industrial Co. ............             15,000            271,115
Meiji Milk Product ............................              4,000             16,151
Meitec Corp. ..................................                700             24,857
Mitsubishi Estate Co., Ltd. ...................             10,000             92,566
Mitsubishi Gas & Chemical Co. .................              6,000             15,848
Mitsubishi Trust & Banking Corp. ..............              8,000             47,815
Mitsui Fudosan ................................              6,000             57,790
Mitsui Marine & Fire Insurance ................              4,000             21,737
Mitsui O.S.K. Lines Ltd. ......................              8,000             15,321
Mitsukoshi, Ltd. ..............................              3,000             11,347
Mizuho Holdings, Inc. .........................                 60            337,547
Mori Seiki ....................................              3,000             30,164
Murata Manufacturing Co., Ltd. ................              1,600            132,912
Namco .........................................                400              6,639
Nankai Electric Railway .......................             23,000             69,744
NEC Corp. .....................................             12,000            191,325
NGK Insulators ................................              6,000             67,031
NGK Spark Plug ................................              3,000             35,790
Nichiei Co. Ltd. ..............................              1,000              8,060
Nichirei Corp. ................................              4,000             15,800
Nidec Corp. ...................................                600             26,334
Nikon Corp. ...................................              3,000             34,018
Nintendo Co., Ltd. ............................                900            147,300
Nippon COMSYS Corp. ...........................              3,000             45,365
Nippon Express Co., Ltd. ......................              9,000             37,992
Nippon Fire & Marine Insurance ................              1,000              3,352
Nippon Meat Packers ...........................              2,000             22,040
Nippon Sheet Glass ............................              3,000             29,134
Nippon Telegraph & Telephone Corp. ............                 84            536,245
Nippon Yusen Kabushiki Kaish ..................             14,000             54,742
Nisshinbo Industries ..........................              3,000             13,023
Nissin Food Products Co., Ltd. ................              1,300             29,254

                                   Continued
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO
INVESTMENTS                           WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
                                                                  March 31, 2001
--------------------------------------------------------------------------------


 COMMON STOCKS - 99.2% (CONTINUED)

SECURITY DESCRIPTION                                        SHARES           VALUE
--------------------                                        ------           -----
Nitto Denko Corp. .............................              2,100        $    53,625
Nomura Securities Co., Ltd. ...................             13,000            233,411
Noritake Co., Ltd. ............................              7,000             37,705
NSK Ltd. ......................................              6,000             27,100
NTN Corp. .....................................              6,000             15,896
Olympus Optical Co., Ltd. .....................              2,000             28,743
Omron Corp. ...................................              3,000             50,632
Oriental Land Co., Ltd. .......................                900             56,378
Orix Corp. ....................................                780             65,479
Osaka Gas Co., Ltd. ...........................             18,000             46,826
Pioneer Corp. .................................              2,000             50,113
Promise Co., Ltd. .............................                700             52,507
Rohm Co. ......................................                800            134,062
Sankyo Co., Ltd. ..............................              3,000             58,772
Sanrio Co., Ltd. ..............................              1,000             12,784
Sanyo Electric Co., Ltd. ......................             15,000             91,449
Secom .........................................              2,500            141,642
Seiyu, Ltd. (b) ...............................              3,000              7,661
Sekisui Chemical Co. ..........................              4,000             11,363
Sekisui House Ltd. ............................              7,000             56,362
Sharp Corp. ...................................              8,000            101,887
Shimachu Co., Ltd. ............................              1,600             22,599
Shimamura Co., Ltd. ...........................                200             12,688
Shimano, Inc. .................................                700             10,731
Shimizu Corp. .................................              9,000             30,164
Shionogi & Co. ................................              4,000             61,604
Shiseido Co., Ltd. ............................              3,000             29,709
Shizuoka Bank Ltd. ............................              8,000             62,371
Skylark Co., Ltd. .............................              1,000             30,323
SMC ...........................................                600             70,382
Softbank Corp. ................................              2,200             82,512
Sony Corp. ....................................              5,900            419,021
Sumitomo Bank Ltd. ............................             35,600            318,172
Sumitomo Marine & Fire ........................              5,000             30,204
Sumitomo Osaka Cement Co. .....................              5,000             13,127
Taiheiyo Cement Corp. .........................             12,000             23,652
Taisei Corp. ..................................             11,000             21,067
Taisho Pharmaceutical .........................              3,000             64,038
Taiyo Yuden Co., Ltd. .........................              1,000             25,137
Takashimaya Co., Ltd. .........................              4,000             29,302
Takeda Chemical Industries ....................              6,000            289,668
Takefuji Corp. ................................                900             68,371
Takuma Co., Ltd. ..............................              2,000             13,135
Teijin Ltd. ...................................              9,000             39,213
Teikoku Oil ...................................             14,000             70,382
Terumo Corp. ..................................              2,000             31,919
The Daiwa Bank Ltd. ...........................              6,000              7,804
Toei ..........................................              3,000              9,672
Toho Co. ......................................                200             21,865
Tokai Bank Ltd. ...............................             13,000             44,504
Tokio Marine & Fire Insurance .................             14,000            139,983
Tokyo Broadcasting System .....................              1,200             79,288
Tokyo Gas Co., Ltd. ...........................             25,000             68,228
Tokyu Corp. ...................................             15,000             65,355
Toppan Printing Co., Ltd. .....................              5,000             37,585


 COMMON STOCKS - 99.2% (CONTINUED)

SECURITY DESCRIPTION                                        SHARES           VALUE
--------------------                                        ------           -----
Toray Industries, Inc. ........................             13,000        $    52,388
Tosoh Corp. ...................................              7,000             17,037
Tostem Corp. ..................................              3,000             34,808
Toto, Ltd. ....................................              3,000             19,415
Toyo Information Systems ......................              1,000             34,313
Toyo Seikan Kaisha ............................              2,000             30,483
Toyobo Co., Ltd. ..............................             11,000             21,506
Toyoda Automatic Loom Works ...................              3,000             58,652
Toyota Motor Corp. ............................             25,000            867,808
Trans Cosmos ..................................                300             13,981
Uni-Charm Corp. ...............................                700             30,164
UNY Co., Ltd. .................................              2,000             18,832
Wacoal Corp. ..................................              3,000             24,179
World Co., Ltd. ...............................                450             12,389
Yakult Honsha Co., Ltd. .......................              1,000             11,092
Yamaha Corp. ..................................              3,000             31,552
Yamanouchi Pharmaceutical .....................              3,000            103,419
Yamato Transport Co., Ltd. ....................              4,000             80,437
Yokogawa Electric .............................              3,000             26,334
                                                                          -----------
                                                                           11,478,129
                                                                          -----------

NETHERLANDS - 5.1%
ABN-Amro Holdings NV ..........................             11,430            209,466
Aegon NV ......................................              8,822            260,173
Akzo Nobel ....................................              2,642            109,680
ASM Lithography Holding NV (b) ................              3,036             67,635
Buhrmann NV ...................................              1,440             37,172
DSM NV ........................................              1,350             47,260
Elsevier ......................................              6,180             80,092
Getronics NV ..................................              3,300             14,091
Hagemeyer NV ..................................              2,280             48,314
Hollandsche Beton Groep NV ....................                850              9,543
IHC Caland NV .................................              1,063             53,564
ING Groep NV ..................................              6,814            445,762
KLM-Koninklijke Luchtvaart Mij NV (b) .........              1,617             30,019
Koninklijke (Royal) KPN NV ....................              7,900             77,241
Koninklijke (Royal) Philips Electronics NV ....              9,219            253,462
Koninklijke Ahold NV ..........................              6,999            217,671
Nedlloyd NV (b) ...............................              1,442             33,080
OCE NV ........................................              2,610             34,148
Qiagen NV .....................................                912              9,675
Qiagen NV (b) .................................                921             19,948
TNT Post Group NV .............................              3,338             69,936
Unilever NV ...................................              4,258            226,229
Vedior NV .....................................              2,079             24,077
Vopak .........................................              2,880             64,414
Wolters Kluwers NV ............................              2,460             61,958
                                                                          -----------
                                                                            2,504,610
                                                                          -----------

NEW ZEALAND - 0.3%
Carter Holt Harvey Ltd. .......................             78,035             53,662
Flethcer Challenge Energy .....................             15,697             58,809
Telecom Corp. of New Zealand Ltd. .............             10,000             23,340
                                                                          -----------
                                                                              135,811
                                                                          -----------

                                   Continued
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO
INVESTMENTS                           WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
                                                                  March 31, 2001
--------------------------------------------------------------------------------


 COMMON STOCKS - 99.2% (CONTINUED)


SECURITY DESCRIPTION                                        SHARES           VALUE
--------------------                                        ------           -----
NORWAY - 0.7%
Bergesen D Y ASA - Class A ....................                965        $    16,315
DNB Holding ASA ...............................              8,300             37,724
Elkem ASA .....................................              1,248             23,018
Frontline Ltd. (b) ............................                923             16,162
Leif Hoegh & Co. A/S (b) ......................              1,894             15,387
Merkantildata ASA .............................              3,896             10,907
Norske Skogindustrier ASA .....................              7,200            100,386
Opticom ASA (b) ...............................                155             11,010
Petroleum Geo-Services A/S (b) ................              1,505             12,970
Schibsted ASA .................................              1,652             18,499
Smedvig ASA, Class A ..........................              4,009             40,491
Smedvig ASA, Class B ..........................              4,020             35,306
                                                                          -----------
                                                                              338,175
                                                                          -----------

PORTUGAL - 0.6%
Banco Commercial Portugues ....................             14,860             67,786
Banco Espirito Santo SA .......................              1,100             16,337
BPI-Soc Gestora de Participacces Sociais SA ...              4,900             14,338
Brisa Autostradas .............................              1,657             15,483
Cin-Corp Industrial Do Norte ..................              3,194              9,600
Electricidade de Portugal SA ..................             22,875             60,667
Jeronimo Martins, SGPS, SA ....................              1,321              9,459
Portugal Telecom SA ...........................              7,000             60,026
Sonae, SGPS, SA ...............................             30,172             29,874
Sonae, SGPS, SA (b) ...........................             19,500             18,790
                                                                          -----------
                                                                              302,360
                                                                          -----------

SINGAPORE - 0.9%
Chartered Semiconductor Manufacturing Ltd. (b)               6,644             16,045
City Developments Ltd. ........................              5,000             16,340
Creative Technology Ltd. ......................                988              9,522
Cycle & Carriage ..............................              6,458             11,232
DBS Group Holdings Ltd. .......................              8,772             79,195
Haw Par Corp., Ltd. ...........................             16,000             32,435
Neptune Orient Lines, Ltd. (b) ................             19,439             13,889
Singapore Airlines Ltd. .......................             10,260             77,286
Singapore Press Holdings ......................              4,500             49,351
Singapore Telecommunications ..................             48,000             50,514
United Overseas Bank ..........................              7,975             56,099
Venture MFG Singapore Ltd. ....................              3,428             24,114
                                                                          -----------
                                                                              436,022
                                                                          -----------

SPAIN - 3.9%
Acerinox SA ...................................              1,198             36,962
ACS, Actividades de Construccion y Servicios ..                740             20,280
Aguas de Barcelona (Gen De) ...................              2,100             29,239
Asturiana del Zinc SA .........................              4,844             57,382
Autopistas Concesionaria Espanola SA ..........              3,569             35,337
Azucarera Ebro Agricolas ......................              5,011             55,285
Banco Bilbao Vizcaya Argentaria SA ............             22,741            310,604
Banco Santander Central Hispano SA ............             29,126            266,495
Corporacion Financiara Alba, SA ...............              1,199             25,333
Corporacion Mapfre Compania
   Internacional de Reaseguros ................                490             10,093


 COMMON STOCKS - 99.2% (CONTINUED)

SECURITY DESCRIPTION                                        SHARES           VALUE
--------------------                                        ------           -----
Empresa Nacional de Celulosa ..................              2,299        $    37,599
Fabrica Espanola de Productos Quimicos y
   Farmaceuticos SA ...........................              3,619             44,822
Fomento de Construcciones y Contratas SA ......              1,600             32,532
Gas Natural SDG, SA ...........................              3,683             58,606
Grupo Dragados SA .............................              3,900             48,578
Portland Valderrivas SA .......................              4,188             86,079
Repsol SA .....................................             10,503            186,350
SOL Melia SA ..................................              3,642             34,772
Telefonica SA .................................             29,205            469,892
Telepizza (b) .................................              3,512              8,228
Viscofan, Industria Navarra de Envolturas
   Celulosicassas SA ..........................              1,671              7,238
Zardoya Otis SA ...............................              4,853             45,605
                                                                          -----------
                                                                            1,907,311
                                                                          -----------

SWEDEN - 2.3%
Assa Abloy AB, Class B ........................              3,530             47,892
Atlas Copco AB, Class A .......................              1,550             26,211
Atlas Copco AB, Class B .......................              1,140             18,449
Drott AB ......................................              1,100             12,046
Electrolux AB .................................              3,000             39,829
Gambro AB, Class A ............................              3,772             23,943
Hennes & Mauritz AB ...........................              5,414             76,600
Modern Times Group  AB (b) ....................                500             12,113
NetCom AB .....................................                925             28,685
Nordic Baltic Holding AB ......................             17,446            106,511
OM Gruppen AB .................................                442              7,924
Securitas AB ..................................              2,800             46,942
Skandia Forsakring AB .........................              6,567             58,866
Skandinaviska Enskilda Banken (SEB) ...........              4,825             43,017
Skanska AB ....................................              1,100             39,548
Ssab Svenskt Stal AB, Class A .................              2,982             24,274
Ssab Svenskt Stal AB, Class B .................              2,845             21,229
Svenska Cellulosa AB ..........................              1,800             36,980
Svenska Handelsbanken .........................              3,900             56,124
Telefonaktiebolaget LM Ericsson AB ............             53,149            291,004
Telia AB (b) ..................................              2,441             13,602
Volvo AB, Class A .............................              1,300             20,283
Volvo AB, Class B .............................              2,100             32,866
WM-Data AB ....................................              3,000             10,757
                                                                          -----------
                                                                            1,095,695
                                                                          -----------

SWITZERLAND - 6.1%
Adecco SA .....................................                164             86,278
Credit Suisse Group ...........................              1,946            344,448
Ems-Chemie Holding AG (b) .....................                 43            175,641
Forbo Holding AG ..............................                 75             33,981
Georg Fischer AG ..............................                100             24,972
Jelmoli SA, Bearer ............................                 29             39,485
Jelmoli SA, Registered ........................                 78             22,370
Kuoni Reisen Holding ..........................                 92             39,978
Lonza AG ......................................                107             61,375
Novartis ......................................                533            836,577
SAirgroup .....................................                200             20,568

                                   Continued
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO
INVESTMENTS                           WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
                                                                  March 31, 2001
--------------------------------------------------------------------------------

 COMMON STOCKS - 99.2% (CONTINUED)

SECURITY DESCRIPTION                                        SHARES           VALUE
--------------------                                        ------           -----
Schindler Holding AG ..........................                 34        $    47,377
Schindler Holding AG, Registered ..............                 20             29,954
Schweizerische Rueckversicherungs-Gesallschaft                 115            232,537
SGS Soc Gen Surveillance, Bearer ..............                 20             24,369
SGS Soc Gen Surveillance, Registered ..........                 93             25,271
Swatch Group AG, Bearer .......................                 61             63,793
Swatch Group AG, Registered ...................                275             59,909
Swisscom AG ...................................                496            112,077
Syngenta AG, Registered (b) ...................                533             27,484
UBS AG, Registered ............................              2,877            415,891
Unaxis Holding AG, Registered (b) .............                193             31,310
Valora Holding AG .............................                220             39,514
Zurich Financial Services AG ..................                589            194,518
                                                                          -----------
                                                                            2,989,677
                                                                          -----------

UNITED KINGDOM - 21.5%
3i Group PLC ..................................              4,200             66,579
Abbey National PLC ............................              9,300            148,349
Airtours PLC ..................................              3,998             15,858
Amvescap PLC ..................................              4,467             64,714
ARM Holdings PLC (b) ..........................              6,446             30,128
Associated British Foods PLC ..................              2,024             12,956
AWG PLC .......................................              3,740             30,574
BAA PLC .......................................              8,700             76,872
Barclays PLC ..................................             10,616            330,533
Barratt Developments ..........................              8,156             37,859
BBA Group PLC .................................              3,997             14,263
Berkeley Group PLC ............................              2,661             29,603
BG Group PLC ..................................             24,088             94,005
BOC Group PLC .................................              5,100             69,462
Boots Co. PLC .................................              6,600             59,021
BP Amoco PLC ..................................            188,404          1,550,881
BPB PLC .......................................              3,650             12,584
British Airways PLC ...........................              9,700             43,095
British Land Co. PLC ..........................              3,800             26,904
British Sky Broadcasting Group PLC (b) ........             11,885            139,569
British Telecommunications PLC ................             41,373            296,748
BTG PLC .......................................                768             10,728
Cadbury Schweppes PLC .........................             15,400             98,470
Canary Wharf Group PLC (b) ....................              3,755             27,173
Capita Group PLC ..............................              5,733             38,634
Carlton Communications PLC ....................              6,000             33,652
Celltech Group PLC (b) ........................              1,920             32,702
Centrica PLC ..................................             25,470             86,091
CGU PLC .......................................             14,450            198,965
CMG PLC (b) ...................................              3,496             29,797
Compass Group PLC (b) .........................             16,362            115,728
De La Rue PLC .................................              4,842             27,914
Eidos PLC (b) .................................              1,629              4,782
Electrocomponents PLC .........................              3,470             27,084
EMI Group PLC .................................              4,500             28,838
Enterprise Oil PLC ............................             10,086             81,017
GlaxoSmithKline PLC (b) .......................             40,309          1,052,739
Granada Compass PLC ...........................             23,931             58,519
Great Universal Stores PLC ....................              8,125             57,237

 COMMON STOCKS - 99.2% (CONTINUED)

SECURITY DESCRIPTION                                        SHARES           VALUE
--------------------                                        ------           -----
Halifax Group PLC .............................             14,615        $   148,149
Hays PLC ......................................             12,650             51,076
HSBC Holdings PLC .............................             61,703            738,193
Invensys PLC ..................................             25,650             48,957
Johnson Matthey PLC ...........................              2,418             33,139
Kingfisher PLC ................................              9,000             58,251
Land Securities PLC ...........................              4,500             55,852
Lasmo PLC .....................................             29,831             76,340
Lattice Group PLC .............................             65,644            126,924
Legal & General Group PLC .....................             36,700             84,396
Lloyds TSB Group PLC ..........................             36,692            360,984
Logica PLC ....................................              3,176             44,205
London Bridge Software Holdings PLC ...........              1,640              5,130
Marconi PLC ...................................             18,949             91,192
Marks & Spencer PLC ...........................             14,176             53,711
Misys PLC .....................................              4,225             29,733
National Grid Group PLC .......................             11,750             90,040
National Power PLC ............................              9,120             34,263
New Dixons Group PLC ..........................             15,874             62,627
Next PLC ......................................                904             11,387
Nycomed Amersham PLC ..........................              4,435             30,896
Ocean Group PLC ...............................              3,240             38,279
P & O Princess Cruises PLC ....................              4,200             16,391
Pace Micro Technology PLC .....................              1,846             10,380
Pearson PLC ...................................              5,200             91,080
Peninsular & Oriental Steam Navigation Co., PLC              8,895             32,880
Provident Financial PLC .......................              2,700             30,594
Prudential PLC ................................             12,800            136,484
Psion PLC .....................................              3,390              5,241
Railtrack Group PLC ...........................              3,784             36,771
Reed International PLC ........................              8,400             78,163
Rentokil Initial PLC ..........................             13,610             36,474
Reuters Group PLC .............................              9,531            115,313
Rexam PLC .....................................              4,959             17,872
RMC Group PLC .................................              3,800             35,413
Royal & Sun Alliance Insurance Group ..........              1,375              9,383
Royal Bank of Scotland Group PLC (b) ..........                818                994
Royal Bank of Scotland Group PLC ..............             17,220            387,792
Safeway PLC ...................................              3,058             14,293
Sage Group PLC ................................             11,278             39,323
Sainsbury (J) PLC .............................             14,508             79,411
Schroders PLC .................................              1,750             26,398
Scottish & Southern Energy PLC ................                853              7,470
Scottish Power PLC ............................             13,221             88,155
Sema Group PLC ................................              5,616             44,473
Slough Estates PLC ............................              4,246             22,939
Smith & Nephew PLC ............................              7,629             33,623
Stagecoach Holdings PLC .......................             11,400              9,279
Tesco PLC .....................................             48,800            173,622
Unilever PLC ..................................             20,659            148,324
United Utilities PLC ..........................              5,450             46,955
Vodafone AirTouch PLC .........................            412,136          1,136,716
Wolseley PLC ..................................              5,800             33,664
WPP Group PLC .................................              8,487        $    89,892
                                                                          -----------
                                                                           10,470,113
                                                                          -----------

TOTAL COMMON
STOCKS (COST $53,692,235)......................                            48,259,630
                                                                          -----------

                                   Continued
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO
INVESTMENTS                           WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
                                                                  March 31, 2001
--------------------------------------------------------------------------------

 CORPORATE OBLIGATIONS - 0.0%

                                                  SHARES OR
                                                  PRINCIPAL
SECURITY DESCRIPTION                                AMOUNT        VALUE
--------------------                                ------        -----

UNITED KINGDOM - 0.0%
BG Transco Holdings PLC, 4.19%, 12/14/22 (c)......  $3,000         $4,460
BG Transco Holdings PLC, 7.00%, 12/16/24..........   3,000          4,419
BG Transco Holdings PLC, 7.27%, 12/14/09 (d) .....   3,000          4,263
                                                              -----------

TOTAL CORPORATE
OBLIGATIONS (COST $14,637)........................                 13,142
                                                              -----------

 PREFERRED STOCKS - 0.3%
FRANCE - 0.1%
Casino Guichard-Perrachon.........................     800         47,950
                                                              -----------

GERMANY - 0.2%
Axa Colonia Konzern AG............................     125         12,266
Dyckerhoff AG.....................................   1,500         28,179
Prosieben Sat.1 Media AG..........................     945         16,291
Volkswagen AG.....................................   1,751         49,533
                                                              -----------
                                                                  106,269
                                                              -----------

TOTAL PREFERRED
STOCKS (COST $216,815)............................                154,219
                                                              -----------

 INVESTMENT COMPANIES - 0.1%
Valiant U.S. Treasury Money Market Portfolio......  27,610         27,610
                                                              -----------

TOTAL INVESTMENT
COMPANIES (COST $27,610)..........................                 27,610
                                                              -----------

TOTAL INVESTMENTS (Cost $53,951,297) (a) - 99.6%..             48,454,601
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%......                202,763
                                                              -----------
NET ASSETS - 100.0%...............................            $48,657,364
                                                              ===========


--------------------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes by the amount of mark to market adjustments for passive foreign investment companies and losses recognized for financial reporting purposes in excess of federal income tax reporting of $47,453. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

         Unrealized appreciation            $5,689,071
         Unrealized depreciation          (11,233,220)
                                          ------------
         Net unrealized depreciation      $(5,544,149)
                                          ============

(b) Represents non-income producing security.

(c) Interest rate disclosed represents current rate at March 31, 2001.

(d) Represents a variable rate note. Interest rate disclosed represents current rate at March 31, 2001. Maturity date represents next rate change date.

AB - Aktiebolag (Swedish Stock Co.)
AG - Aktiengesellschaft (West German Stock Co.)
NV - Naamloze Vennootschap (Dutch Corp.)
PLC - Public Limited Company
SA - Sociedad Anonima (Spanish Corp.)
SA - Societe Anonyme (French Corp.)
SpA - Societa per Azioni (Italian Corp.)



 INDUSTRY DIVERSIFICATION

INDUSTRY                                   % OF NET ASSETS
--------                                   ---------------
Basic Materials..........................        3.0%
Communication Services...................       15.3%
Consumer Cyclicals.......................       12.9%
Consumer Non-cyclicals...................       15.5%
Energy...................................        6.1%
Financial Services.......................       28.2%
Industrial...............................       11.9%
Technology...............................        3.8%
Utilities................................        2.8%
Investment Companies.....................        0.1%
                                               -----

TOTAL INVESTMENTS........................       99.6%
Other assets in excess of liabilities....        0.4%
                                               -----

NET ASSETS...............................      100.0%
                                               =====

                       See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                  WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
                                                                  March 31, 2001
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

ASSETS:
Investments, at value (cost $53,951,297)........               $48,454,601
Foreign cash....................................                    30,176
Interest and dividends receivable...............                   159,237
Receivable for investments sold.................                       524
Tax reclaims receivable.........................                    51,702
Prepaid expenses ...............................                     3,699
                                                             -------------
     TOTAL ASSETS...............................                48,699,939

LIABILITIES:
Accrued expenses and other liabilities:
   Investment adviser...........................  $13,433
   Administration ..............................      603
   Other........................................   28,539
                                                 --------
     TOTAL LIABILITIES..........................                    42,575
                                                             -------------
NET ASSETS......................................               $48,657,364
                                                             =============

COMPOSITION OF NET ASSETS:
Capital.........................................               $53,963,670
Accumulated net investment loss.................                     (899)
Accumulated net realized gains from
   investments and foreign currency transactions                   196,462
Unrealized depreciation from investments and
   foreign currency transactions................               (5,501,869)
                                                             -------------
NET ASSETS......................................               $48,657,364
                                                             =============
Shares outstanding (par value $0.001, unlimited
   number of shares authorized).................                 5,504,608
                                                             =============
Net Asset Value, Offering Price and
   Redemption Price per share...................                     $8.84
                                                             =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME:
Interest .......................................                   $23,360
Dividend .......................................                 1,024,235
Foreign tax withholding.........................                 (125,281)
                                                             -------------
     TOTAL INVESTMENT INCOME....................                   922,314

EXPENSES:
   Investment adviser........................... $297,031
   Administration ..............................  118,814
   Accounting ..................................   75,347
   Custodian ...................................   67,183
   Printing.....................................   33,725
   Transfer agency..............................   26,422
   Other .......................................   51,588
                                                ---------
     Total expenses before voluntary fee
        reductions and contractual reimbursements                  670,110
     Voluntary fee reductions and contractual
        reimbursements..........................                  (76,659)
                                                             -------------
     NET EXPENSES...............................                   593,451
                                                             -------------

NET INVESTMENT INCOME ..........................                   328,863
                                                             -------------

NET REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
Net realized gains from investments and
   foreign currency transactions................                   146,968
Change in unrealized appreciation/depreciation
   from investments and foreign currencies......              (17,702,313)
                                                             -------------
Net realized/unrealized losses from investment
   and foreign currency transactions............              (17,555,345)
                                                             -------------
CHANGE IN NET ASSETS FROM OPERATIONS............             ($17,226,482)
                                                             =============

                       See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                  WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                   For the period
                                                                                              For the year ended  August 26, 1999 to
                                                                                                March 31, 2001    March 31, 2000 (a)
                                                                                              -----------------   ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ..................................................................     $    328,863        $     82,965
   Net realized gains from investment and foreign currency transactions ...................          146,968             252,420
   Change in unrealized appreciation/depreciation from investments and foreign currencies .     (17,702,313)          12,200,444
                                                                                                ------------        ------------
CHANGE IN NET ASSETS FROM OPERATIONS ......................................................     (17,226,482)          12,535,829
                                                                                                ------------        ------------

DIVIDENDS:
   Net investment income ..................................................................        (226,222)            (82,965)
   In excess of net investment income .....................................................              --             (29,988)
   Net realized gains from investment and foreign currency transactions ...................        (155,990)           (123,827)
                                                                                                ------------        ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ...........................................        (382,212)           (236,780)
                                                                                                ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ............................................................        8,591,994          54,825,845
   Dividends reinvested ...................................................................          382,014             236,748
   Cost of shares redeemed ................................................................     (10,019,592)             (50,000)
                                                                                                ------------        ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ......................................      (1,045,584)          55,012,593
                                                                                                ------------        ------------
CHANGE IN NET ASSETS ......................................................................     (18,654,278)          67,311,642

NET ASSETS:
   Beginning of period ....................................................................       67,311,642                  --
                                                                                                ------------        ------------
   End of period (including accumulated net investment loss of ($899) and $0, respectively)     $ 48,657,364        $ 67,311,642
                                                                                                ============        ============

SHARE TRANSACTIONS:
   Issued .................................................................................          807,183           5,604,487
   Reinvested .............................................................................           37,379              20,641
   Redeemed ...............................................................................        (960,757)             (4,325)
                                                                                                ------------        ------------
CHANGE IN SHARES ..........................................................................        (116,195)           5,620,803
                                                                                                ============        ============


--------------------------------------------------------------------------------
(a) Commenced operations on August 26, 1999.



                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                  WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

                                                                                                                   For the period
                                                                                              For the year ended  August 26, 1999 to
                                                                                                March 31, 2001    March 31, 2000 (a)
                                                                                                --------------    ------------------

NET ASSET VALUE, BEGINNING OF PERIOD ..........................................................      $ 11.98           $ 10.00
                                                                                                     -------           -------

INVESTMENT ACTIVITIES:
   Net investment income ......................................................................         0.05              0.02
   Portfolio transaction fees .................................................................         0.01              0.02
   Net realized and unrealized gains/(losses) from investment and foreign currency transactions       (3.13)              2.00
                                                                                                     -------           -------
   Total from investment activities ...........................................................       (3.07)              2.04
                                                                                                     -------           -------

DIVIDENDS:
   Net investment income ......................................................................       (0.03)            (0.02)
   In excess of net investment income .........................................................           --            (0.01)
   Net realized gains from investment and foreign currency transactions .......................       (0.04)            (0.03)
   Total dividends ............................................................................       (0.07)            (0.06)
                                                                                                     -------           -------

NET ASSET VALUE, END OF PERIOD ................................................................      $  8.84           $ 11.98
                                                                                                     =======           =======

TOTAL RETURN ..................................................................................     (25.70%)            20.35%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) ........................................................      $48,657           $67,312
   Ratio of expenses to average net assets ....................................................        1.00%             0.92%(c)
   Ratio of net investment income to average net assets .......................................        0.55%             0.26%(c)
   Ratio of expenses to average net assets (d) ................................................        1.13%             1.03%(c)
   Portfolio turnover .........................................................................       14.73%            11.41%





--------------------------------------------------------------------------------
(a)  Commenced operations on August 26, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2001
--------------------------------------------------------------------------------

1.   ORGANIZATION:

         The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Walden/BBT Domestic Social Index Fund and Walden/BBT International Social Index Fund (individually, a "Fund", collectively, the "Funds"). The Funds are separate series of the Coventry Group. Financial statements for all other series are published separately.

         The Fund's investment objective are as follows: The Walden/BBT Domestic Social Index Fund seeks long-term capital growth through a portfolio of stocks intended to parallel the investment performance of the Standard & Poor's 500 Index, while incorporating social investment objectives. The Walden/BBT International Social Index Fund seeks long-term capital growth through a portfolio of international equities intended to parallel the performance of the Morgan Stanley Capital International/Europe, Asia and Far East Index.

2.   SIGNIFICANT ACCOUNTING POLICIES:

         The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION:

         The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Group's Board of Trustees.

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     FOREIGN CURRENCY TRANSLATION:

         The Walden/BBT International Social Index Fund translates foreign currencies into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

         The Walden/BBT International Social Index Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

     SECURITY TRANSACTIONS AND RELATED INCOME:

         Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

     EXPENSE ALLOCATION:

         Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.


                                   Continued
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2001
--------------------------------------------------------------------------------


     DIVIDENDS TO SHAREHOLDERS:

         Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of registered investment companies.

         The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

     PORTFOLIO TRANSACTION FEE:

         The International Social Index Fund imposes a portfolio transaction fee on share purchases equal to 1.00% of the dollar amount invested. This fee, which is not a sales charge, is paid directly to the Fund. The fee applies to the initial investment in the Fund (including purchases made as a result of exchanges from another affiliated fund) and all subsequent purchases, but not to reinvested dividends or dividends from net realized gains.

     FEDERAL INCOME TAXES:

         Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income tax is required.

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

         United States Trust Company of Boston (the "Investment Adviser") acts as the investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.50%.

     ADMINISTRATION:

         BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such officers are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%.

     DISTRIBUTION:

         BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds distribution agent.

     FUND ACCOUNTING, TRANSFER AGENCY, AND CUSTODIAN:

         BISYS Ohio provides fund accounting and transfer agency services for the Funds. Fifth Third Bank serves as custodian for the Funds. For these services to the Funds, BISYS Ohio and Fifth Third Bank received an annual fee accrued daily and paid monthly.

     FEE REDUCTIONS AND REIMBURSEMENTS:

         The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Funds' aggregate annual operating expenses to 0.75% and 1.00% of the average daily net assets for the Walden/BBT Domestic Social Index Fund and Walden/BBT International Social Index Fund, respectively. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the year ended March 31, 2001, the Investment Adviser reimbursed the Walden/BBT Domestic Social Index Fund and Walden/BBT International Social Index Fund $70,432 and $46,955, respectively. As of March 31, 2001, the Investment Adviser may recoup $107,931 and $64,063 from the Walden/BBT Domestic Social Index Fund and Walden/BBT International Social Index Fund, respectively.

         BISYS Ohio has agreed to reduce its administration fees. For the year ended March 31, 2001, BISYS Ohio voluntarily reduced $14,908 and $29,704 in fees for the Walden/BBT Domestic Social Index Fund and Walden/BBT International Social Index Fund, respectively.


                                   Continued
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2001
--------------------------------------------------------------------------------


4.   PURCHASES AND SALES OF SECURITIES:

         Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended March 31, 2001, totaled:

                                                           Purchases          Sales
                                                           ---------          -----
          Walden/BBT Domestic Social Index Fund          $7,806,650       $2,012,023
          Walden/BBT International Social Index Fund      8,675,332        8,945,266


5.   FEDERAL INCOME TAX INFORMATION:

         For federal income tax purposes, the following Fund had a capital loss carryforward as of March 31, 2001, which is available to offset future realized gains, if any:

                                                             Amount          Expires
                                                             ------          -------
          Walden/BBT Domestic Social Index Fund             $187,129           2009

6.   OTHER FEDERAL TAX INFORMATION (UNAUDITED):

         For the taxable year ended March 31, 2001, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations.

                                                               Qualified Dividend Income
                                                               -------------------------
          Walden/BBT Domestic Social Index Fund                         100.00%

         During the year ended March 31, 2001, the Funds declared long-term realized gain distributions in the following amounts:

                                                               20% Capital Gains
                                                               -----------------
          Walden/BBT Domestic Social Index Fund                      $1,389
          Walden/BBT International Social Index Fund               103,056

         The Walden/BBT International Social Index Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on March 31, 2001 are as follows:

                                                       Foreign Source Income     Foreign Tax Expense
                                                       ---------------------     -------------------
          Walden/BBT International Social Index Fund           0.08                      0.02

         The pass-through of the foreign tax credit will only affect those persons who are shareholders on a dividend record date during the calendar year 2001. These shareholders will receive more detailed information along with their 2001 Form 1099-DIV.

         Losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Walden/BBT Domestic Social Index Fund has incurred and will elect to defer $39,526 of realized losses.

7.   SUBSEQUENT EVENT

         Effective May 12, 2001, the United States Trust Company of Boston was replaced by Boston Trust Investment Management, Inc. as Investment Adviser.


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees of the Walden/BBT Domestic Social Index Fund and the Walden/BBT International Social Index Fund of the Coventry
Group:

We have audited the accompanying statements of assets and liabilities of the Walden/BBT Domestic Social Index Fund and the Walden/BBT International Social Index Fund of the Coventry Group (a Massachusetts business trust), including the schedules of portfolio investments, as of March 31, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Walden/BBT Domestic Social Index Fund and the Walden/BBT International Social Index Fund as of March 31, 2001, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Columbus, Ohio
May 14, 2001

INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
United States Trust Company of Boston
40 Court Street
Boston, MA 02108
(617) 726-7250

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Arthur Andersen LLP
Huntington Center
41 South High Street
Columbus, OH 43215-6150

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006






This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.



5/01                                                         Printed on
                                                              Recycled
                                                                Paper